                   SUPPLEMENT DATED DECEMBER 1, 1995 TO THE
           PROSPECTUSES FOR PACIFIC SELECT, PACIFIC SELECT EXEC, AND
         PACIFIC SELECT CHOICE DATED MAY 1, 1995 (EACH A "PROSPECTUS")


     Each Prospectus is amended by removing the five account limitation after any allocation of premium (or net premium) and/or transfers.

     Each Prospectus is amended by adding the following:

     PORTFOLIO REBALANCING

     A Policy Owner may automatically re-set the percentage of Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account Option is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of the Policy's Accumulated Value. The portfolio rebalancing feature will automatically transfer a Policy's Accumulated Value among the Variable Accounts back to the pre-set percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from the Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to a Variable Account earning a relatively lower return.

     A Policy Owner may initiate portfolio rebalancing by sending Pacific Mutual's Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. Policy Owners must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on the Monthly Payment Date that starts the frequency period elected by the Owner and that occurs on or follows the beginning date selected by the Owner. Policy Owners that stop portfolio rebalancing must wait 30 days to begin again. Portfolio rebalancing can not be used with the Dollar Cost Averaging Option.

     Pacific Mutual may modify, terminate or suspend the portfolio rebalancing feature at any time.

     The Pacific Select Exec Prospectus and Pacific Select Choice Prospectus are amended by adding the following as the fourth paragraph of the "Premiums" section:

     If Pacific Mutual receives any premium payment that will cause a Policy to become a modified endowment contract, the portion of the payment that will cause a Policy to become a modified endowment contract will not be applied to the Policy, unless the Policy Owner has previously notified Pacific Mutual that payments that cause a Policy to become a modified endowment contract may be accepted by Pacific Mutual and applied to the Policy. The portion of the premium payment that will cause a Policy to become a modified endowment contract will be returned to the Policy Owner. However, for premium payments received by Pacific Mutual's Home Office within 20 days before the upcoming Annual Anniversary of the Policy, all or a portion of the payment may be applied to the Policy immediately or applied on the upcoming Annual Anniversary, if it is determined that the total premium payment would affect whether the Policy is classified as a modified endowment contract.

     The Pacific Select Exec Prospectus is amended by replacing the first sentence of the third paragraph in the "Policy Loans" section with the following:

     The Policy loan annual effective interest rate is 4.75% per year for the first 10 years and 4.25% thereafter.

                       [LOGO OF PACIFIC SELECT CHOICE]

                                Flexible Premium
                            Variable Universal Life

                                PROSPECTUSES FOR

                             PACIFIC SELECT CHOICE

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                               DATED MAY 1, 1995

                                --------------

                              PACIFIC SELECT FUND

                               DATED MAY 1, 1995

                                                    PROSPECTUS

                                              PACIFIC SELECT CHOICE

                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                 ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                             700 NEWPORT CENTER DRIVE
                                          NEWPORT BEACH, CALIFORNIA 92660
[LOGO OF PACIFIC SELECT CHOICE]                   1-800-800-7681

   This prospectus describes Pacific Select Choice--a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy permits the Policy Owner, subject to certain restrictions, to vary the frequency and amount of premium payments and to decrease the death benefit payable under the Policy. A Policy may also be surrendered for its Cash Surrender Value less outstanding Policy Debt.

   Net premium payments may be allocated at the Policy Owner's discretion to one or more of the Variable Accounts that comprise a separate account of Pacific Mutual called the Pacific Select Exec Separate Account (the "Separate Account"), or to the Fixed Account of Pacific Mutual. Any portion of a net premium allocated to one or more of the Variable Accounts is invested in the corresponding Portfolios of the Pacific Select Fund (the "Fund"), which currently consists of ten Portfolios: the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, and the International Portfolio. The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by Pacific Mutual.

   To the extent that all or a portion of net premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

   The Policy permits the Policy Owner to have one or two elections in determining the death benefit under a Policy. First, the Policy Owner will choose from two death benefit qualification tests--the cash value accumulation test or the guideline premium test. If the Policy Owner chooses the guideline premium test, the Policy also permits the Policy Owner to choose from two death benefit options: under one option, the death benefit remains fixed at the Face Amount chosen by the Policy Owner (or, if greater, it equals Accumulated Value multiplied by a certain percentage) (Option A); under the other option, the death benefit equals the Face Amount plus Accumulated Value (or, if greater, Accumulated Value multiplied by a certain percentage) (Option B). Under any election or option, for so long as the Policy remains in force, the death benefit will never be less than the current Face Amount.

   A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 23), during which time net premium payments will be allocated to the Money Market Variable Account.

   It may not be advantageous to replace existing insurance with the Policy.

   This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 34.

                               ----------------

  THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES
    AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION PASSED  UPON THE ACCU-
      RACY OR  ADEQUACY OF  THIS PROSPECTUS.  ANY REPRESENTATION  TO THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

   THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               DATE: MAY 1, 1995

                               TABLE OF CONTENTS

                                                                            PAGE
IMPORTANT TERMS............................................................   4

SUMMARY OF THE POLICY......................................................   6
  Purpose Of The Policy....................................................   6
  Policy Values............................................................   6
  The Death Benefit........................................................   6
  Premium Features.........................................................   7
  Allocation Options.......................................................   7
  Transfer Of Accumulated Value............................................   8
  Policy Loans.............................................................   8
  Free-Look Right..........................................................   8
  Surrender Right..........................................................   8
  Partial Withdrawal Benefit...............................................   8
  Charges and Deductions...................................................   9
  Tax Treatment Of Increases In Accumulated Value..........................  10
  Tax Treatment Of Death Benefit...........................................  10
  The Fixed Account........................................................  10
  Contacting Pacific Mutual................................................  10

INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT
 AND THE FUND..............................................................  11
  Pacific Mutual Life Insurance Company....................................  11
  Pacific Select Exec Separate Account.....................................  11
  The Pacific Select Fund..................................................  11
  The Investment Adviser...................................................  12

THE POLICY.................................................................  13
  Application For A Policy.................................................  13
  Premiums.................................................................  13
  Allocation Of Net Premiums...............................................  14
  Dollar Cost Averaging Option.............................................  15
  Transfer Of Accumulated Value............................................  16
  Death Benefit............................................................  16
  Changes In Guideline Premium Test Death Benefit Option...................  18
  Change in Death Benefit by Pacific Mutual................................  19
  Decrease In Face Amount..................................................  19
  Policy Values............................................................  19
  Determination Of Accumulated Value.......................................  20
  Policy Loans.............................................................  20
  Benefits At Maturity.....................................................  21
  Surrender................................................................  22
  Partial Withdrawal Benefit...............................................  22
  Right To Examine A Policy--Free-Look Right...............................  23
  Lapse....................................................................  23
  Reinstatement............................................................  24
  Right to Convert Policy..................................................  24

CHARGES AND DEDUCTIONS.....................................................  25
  Premium Load.............................................................  25
  Sales Load Refund........................................................  25
  Deductions From Accumulated Value........................................  25
  Underwriting Surrender Charge............................................  27
  Withdrawal Fee...........................................................  27
  Corporate and Other Purchasers...........................................  27

                                                                            PAGE
  Other Charges............................................................  27
  Guarantee Of Certain Charges.............................................  28

OTHER INFORMATION..........................................................  28
  Federal Income Tax Considerations........................................  28
  Charge For Pacific Mutual Income Taxes...................................  31
  Voting On Fund Shares....................................................  32
  Disregard Of Voting Instructions.........................................  32
  Report To Owners.........................................................  32
  Substitution Of Investments..............................................  33
  Changes To Comply With Law...............................................  33

THE FIXED ACCOUNT..........................................................  34
  General Description......................................................  34
  Death Benefit............................................................  34
  Policy Charges...........................................................  34
  Transfers, Surrenders, Withdrawals, And Policy Loans.....................  35

MORE ABOUT THE POLICY......................................................  35
  Ownership................................................................  35
  Beneficiary..............................................................  35
  The Contract.............................................................  36
  Payments.................................................................  36
  Assignment...............................................................  36
  Errors On The Application................................................  36
  Incontestability.........................................................  36
  Payment In Case Of Suicide...............................................  37
  Participating............................................................  37
  Policy Illustrations.....................................................  37
  Payment Plan.............................................................  37
  Optional Insurance Benefits..............................................  37
  Private Retirement Plans.................................................  38
  Risks of Private Retirement Plans........................................  38
  Distribution Of The Policy...............................................  39

MORE ABOUT PACIFIC MUTUAL..................................................  39
  Management...............................................................  39
  State Regulation.........................................................  42
  Telephone Transfer and Loan Privileges...................................  42
  Legal Proceedings........................................................  42
  Legal Matters............................................................  42
  Registration Statement...................................................  42
  Independent Accountants..................................................  43
  Financial Statements.....................................................  43

APPENDIX A.................................................................  64

APPENDIX B.................................................................  65

ILLUSTRATIONS..............................................................  66

                               ----------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account for the Policy as well as any amount set aside in the Loan Account to secure Policy Debt as of any Valuation Date.

Age--The Insured's age as of his or her nearest birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

Beneficiary--The person or persons named by the Policy Owner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

Cash Surrender Value--The Accumulated Value less the underwriting surrender charge.

Face Amount--The minimum death benefit for so long as the Policy remains in force. The Face Amount may be decreased under certain circumstances.

Fixed Account--An account that is part of Pacific Mutual's General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared by Pacific Mutual.

General Account--All assets of Pacific Mutual other than those allocated to the Separate Account or to any other segregated separate account of Pacific Mutual.

Guideline Annual Premium--A hypothetical premium that is used in the measurement of any sales load refund upon surrender or lapse of the Policy during the first two years after issuance. The Guideline Annual Premium is equal to the premium that would be payable under a Policy for one year if the Policy Owner were to pay level annual premiums for the life of the Policy, taking into account fees and charges under the Policy (including charges, if any, for substandard risks and optional insurance benefits) and assuming net investment earnings at an annual rate of 5% or, if greater, the rate or rates guaranteed in the Policy at issuance.

Home Office--The Policy Benefits and Services Department at Pacific Mutual's main office at 700 Newport Center Drive, Newport Beach, California 92660.

Insured--The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

Loan Account--An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for policy loans.

Maturity Date--The Policy Anniversary on which the Insured is Age 100. The Maturity Date may be extended beyond Age 100 at the written request of the Policy Owner, in which case reserves, cost of insurance rates, and any other calculations depending on the Insured's Age will be based on Age 99.

Monthly Payment Date--The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

Net Cash Surrender Value--The Cash Surrender Value less Policy Debt.

Planned Periodic Premium--The premium determined by the Policy Owner as a level amount planned to be paid at fixed intervals over a specified period of time.

Policy Date--The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. It is usually the date the initial premium is received at Pacific Mutual's Home Office, although it will never be the 29th, 30th, or 31st of any month. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

Policy Debt--The unpaid loan balance including accrued loan interest charged.

Policy Owner or Owner--The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

Target Premium--A hypothetical premium that is used in the measurement of sales load under the Policy. The Target Premium varies with the death benefit election, the Age of the Insured at issue, and the sex of the Insured (unless unisex rates are required by law). The Target Premium will be equal to or less than the Guideline Annual Premium. The Target Premium is shown in the Policy.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which Pacific Mutual's administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of Pacific Mutual or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from Pacific Mutual's General Account and its other separate accounts. The Pacific Select Exec Separate Account of Pacific Mutual serves as the funding vehicle for the Policies. The Money Market Variable Account, High Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Index Variable Account, and International Variable Account are all subaccounts of the Pacific Select Exec Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 34 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers a Policy Owner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of allocation alternatives and an opportunity for the Policy's Accumulated Value and, if elected by the Policy Owner and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments.

POLICY VALUES

  A Policy Owner may allocate net premium payments among the various Variable Accounts that comprise the Separate Account and that invest in corresponding Portfolios of the Pacific Select Fund. A Policy Owner may also allocate net premium payments to the Fixed Account.

  Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit election or option selected by the Policy Owner, although the death benefit will never decrease below the Face Amount provided the Policy is in force. There is no guarantee that the Policy's Accumulated Value and death benefit will increase. The Policy Owner bears the investment risk on that portion of the net premiums and Accumulated Value allocated to the Separate Account.

  The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction on a Monthly Payment Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Policy Owner.

THE DEATH BENEFIT

  A Policy Owner will have one or two elections in determining the death benefit under the Policy. First, the Policy Owner will choose from two death benefit qualification tests--the cash value accumulation test or the guideline premium test. Under the cash value accumulation test, the death benefit will be equal to the Face Amount or, if greater, Accumulated Value divided by the "net single premium" that would purchase $1 of future benefits under the Policy. If the Policy Owner chooses the guideline premium test, the Policy also permits the Policy Owner to choose from two death benefit options. Under Option A, the death benefit will be equal to the Face Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. For a discussion of these elections see "Death Benefit," page 16. Policy Owners choosing the guideline premium test may change the death benefit option among Option A and Option B subject to certain conditions. See "Death Benefit" and "Changes in Guideline Premium Test Death Benefit Option," pages 16 and 18, respectively.

PREMIUM FEATURES

  Pacific Mutual requires a Policy Owner to pay an initial premium equal to at least 25% of an annual premium that will be estimated by Pacific Mutual. Thereafter, subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, a Policy Owner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Each Policy Owner will receive a premium reminder notice, or listbill for multiple policies, on an annual, semi-annual, or quarterly basis, or if a listbill, a monthly basis, at the option of the Policy Owner; however, the Policy Owner is not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the Uni-check electronic funds transfer plan where the Owner authorizes Pacific Mutual to withdraw premiums from the Owner's checking account each month.

  The amount, frequency, and period of time over which a Policy Owner pays premiums may affect whether or not the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as modified endowment contracts, see "Federal Income Tax Considerations," page 28.

  Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. Any premium payment must be for at least $50. Pacific Mutual also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

ALLOCATION OPTIONS

  The Variable Accounts invest in portfolios of a mutual fund which offers the Policy Owner the opportunity to direct Pacific Mutual to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the Variable Accounts invests exclusively in shares of a designated Portfolio of the Pacific Select Fund (the "Fund"). The Portfolios of the Fund, each of which has a different investment objective, are the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, and the International Portfolio. See "The Pacific Select Fund," page 11.

  Pacific Mutual is the Investment Adviser of each of the Portfolios. For eight of the Portfolios, the Adviser and the Fund have engaged other firms to serve as Portfolio Managers under the supervision of Pacific Mutual. Pacific Investment Management Company, a subsidiary partnership of PIMCO Advisors L.P., each affiliated enterprise of Pacific Mutual, is the Portfolio Manager of the Managed Bond Portfolio and the Government Securities Portfolio. Capital Guardian Trust Company, a subsidiary of The Capital Group, Inc., is the Portfolio Manager of the Growth Portfolio, Janus Capital Corporation is the Portfolio Manager of the Growth LT Portfolio. J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan & Co. Inc., is the Portfolio Manager of the Equity Income Portfolio and the Multi-Strategy Portfolio. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, is the Portfolio Manager of the Equity Index Portfolio. Templeton Investment Counsel, Inc., a subsidiary of Franklin Resources, Inc., is the Portfolio Manager of the International Portfolio.

  The Policy Owner may choose to allocate net premium payments to any five allocation alternatives among the ten Variable Accounts constituting the Separate Account and the Fixed Account.

TRANSFER OF ACCUMULATED VALUE

  Subject to the limitation of five allocation alternatives, the Policy Owner may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if an Authorization For Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. See "Transfer of Accumulated Value," page 16.

POLICY LOANS

  The Policy Owner may borrow from Pacific Mutual an amount up to the greater of (1) 90% of the Policy's Accumulated Value allocated to the Variable Accounts and 100% of Accumulated Value allocated to the Fixed Account, less any underwriting surrender charge, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. The minimum loan is $500. The Policy will be the only security required for a loan. See "Policy Loans," page 20.

  The amount of any Policy Debt is subtracted from the death benefit or from the Cash Surrender Value upon surrender. See "Policy Loans," page 20. The Policy will lapse when Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT

  An Owner may return the Policy within the Free-Look Period, which is 10 days after the Owner receives it (30 days if the Owner resides in California and is age 60 or older), 10 days after Pacific Mutual mails or delivers a notice of the right of withdrawal, or 45 days after the application for the Policy is signed, whichever is latest. In the event an Owner returns a Policy within the Free-Look Period, except as indicated below, Pacific Mutual will refund any charges deducted from premiums received, any net premiums received allocated to the Fixed Account, plus the sum of the Policy's Accumulated Value allocated to the Variable Accounts as of the end of the Valuation Period in which Pacific Mutual receives the Policy plus any Policy charges and fees deducted from the Policy's Accumulated Value in the Variable Accounts. Pacific Mutual will allocate any net premiums received according to the Owner's allocation instructions contained in the application, or more recent written instructions, if any, when the application is approved and the Policy is issued.

  If an Owner resides in a state where applicable law so requires, Pacific Mutual will refund premiums received to an Owner who exercises the Free-Look Right. Pacific Mutual will allocate any net premiums received before the Free-Look Transfer Date to the Money Market Variable Account. See "Allocation of Net Premiums," page 14.

SURRENDER RIGHT

  The Owner can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less the underwriting surrender charge and less any outstanding Policy Debt. If a Policy is surrendered during the first two years following its issuance, a portion of the sales load paid under the Policy may be refunded to the Owner. See "Sales Load Refund," page 25.

PARTIAL WITHDRAWAL BENEFIT

  A partial surrender benefit is available under the Policy on and after the First Policy Anniversary. Under this Benefit, a Policy Owner may make "Partial Withdrawals" of Net Cash Surrender Value. A Partial

Withdrawal may decrease the Face Amount on a Policy on which the Owner has elected the cash value accumulation test or the guideline premium test death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Face Amount under any of the death benefit options or elections. See "Partial Withdrawal Benefit," page 22. A Policy Owner may elect to receive systematic Partial Withdrawals after the first Policy Year while the Policy is in force as described under "Systematic Withdrawals," page 23.

  Among other restrictions, Partial Withdrawals must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $500. No underwriting surrender charge will be assessed upon a Partial Withdrawal. A $25 withdrawal fee will be deducted from the Policy's Accumulated Value for each Partial Withdrawal. The Withdrawal Fee is currently waived on each systematic withdrawal following the first systematic withdrawal.

CHARGES AND DEDUCTIONS

 Premium Load

  A premium load is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Accumulated Value. The premium load consists of a sales load and a charge for state and local premium tax.

  For purposes of assessing the sales load, premiums are measured in terms of Target Premiums. The Target premium is set forth in the Policy. The sales load is based on Target Premiums and varies with the death benefit election. The maximum sales load assessed upon the Target Premiums received under a Policy are shown in the chart below:

                                      SALES LOAD UNDER OPTION A
                                           AND CASH VALUE       SALES LOAD UNDER
TARGET PREMIUMS                           ACCUMULATION TEST         OPTION B
---------------                       ------------------------- ----------------
1 through 3..........................            25%                  30%
4 through 10.........................             4%                   4%
11 and thereafter....................             2%                   2%

  The state and local premium tax charge currently is equal to 2.35% of each premium.

 Sales Load Refund

  If a Policy is surrendered for its Net Cash Surrender Value or the Policy lapses at any time during the first two years following its issuance, a portion of the sales load paid under a Policy may be refunded. This refund will be paid only for premiums paid in the first two years following issuance of the Policy. Pacific Mutual will refund the excess of the sales load charged over the sum of
(1) 30% of the premiums paid during the first years from issuance up to one Guideline Annual Premium, plus (2) 10% of the premiums paid during the first years from issuance that exceed one Guideline Annual Premium by up to one Guideline Annual Premium, plus (3) 9% of actual premium payments paid during the first two years from issuance in excess of two times the Guideline Annual Premium.

 Deductions from Accumulated Value

  A charge called the monthly deduction is deducted from a Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

  --Cost of Insurance: This monthly charge compensates Pacific Mutual for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month.

  --Administrative Charge: A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and, after the first Policy Year, $8.00 per month for Face Amounts of less than $100,000, and $5.00 per month for Face Amounts of $100,000 and less than $500,000. There is no charge for Face Amounts of $500,000 or more. This charge is guaranteed not to exceed $25 in each of the first 12 Policy Months and $10.00 per month thereafter.

  --Mortality and Expense Risk Charge: A monthly charge is deducted for mortality and expense risks assumed by Pacific Mutual. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value in the Variable and Fixed Accounts, which is equivalent to an annual rate of .75% of such amount. During the 11th through 20th Policy Years, the charge is equal to .000208333 multiplied by a Policy's Accumulated Value in the Variable and Fixed Accounts, which is equivalent to an annual rate of .25% of such amount. After the 20th Policy Year the charge reduces to 0%.

  --Optional Insurance Benefits Charges: Charges for any optional insurance benefits added to the Policy by rider will be included in the monthly deduction or as otherwise specified in the rider and/or the Policy.

 Underwriting Surrender Charge

  Pacific Mutual will assess an underwriting surrender charge against Accumulated Value upon surrender of a Policy until the tenth Policy Anniversary. The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of a Policy's Face Amount in accordance with a schedule shown on page 27. The amount of the charge remains level for five Policy Years. After the fifth Policy Year, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

 Withdrawal Fee

  Pacific Mutual will assess a $25 Withdrawal Fee against the Policy's Accumulated Value when a Partial Withdrawal is made. The Withdrawal Fee is currently waived on each systematic withdrawal following the first systematic withdrawal.

  The operating expenses of the Separate Account are paid by Pacific Mutual. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 25.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  The Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under fixed life insurance. Therefore, generally the Policy Owner will not be deemed to be in constructive receipt of the Accumulated Value unless and until the Policy Owner is deemed to be in receipt of a distribution from the Policy. For information on the tax treatment of the Policy and on the tax treatment of a surrender, a Partial Withdrawal, or a Policy Loan, see "Federal Income Tax Considerations," page 28.

TAX TREATMENT OF DEATH BENEFIT

  The death benefit under the Policy is currently subject to federal income tax treatment consistent with that of fixed life insurance. Therefore, the death benefit generally will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 28.

THE FIXED ACCOUNT

  The Policy Owner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in Pacific Mutual's General Account. Pacific Mutual guarantees that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%. In addition, Pacific Mutual may in its sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 34.

CONTACTING PACIFIC MUTUAL

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to Pacific Mutual's Policy Benefits and Services Department at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92658-7500.

      INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  Pacific Mutual is a mutual life insurance company organized under the laws of the State of California. It was authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and was reincorporated under its present name on July 22, 1936.

  Pacific Mutual offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1994, Pacific Mutual had over $38.3 billion of life insurance in force and total assets of $14.7 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual had total assets and funds under management of over $91.1 billion. It has been ranked according to assets as the 25th largest insurance carrier in the nation for 1993.

  The Principal Underwriter for the Policies is Pacific Equities Network ("PEN"). PEN is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of Pacific Financial Holding Company, which is a wholly-owned subsidiary of Pacific Mutual.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

  The Pacific Select Exec Separate Account ("Separate Account") is a separate investment account of Pacific Mutual used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by Pacific Mutual. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of Pacific Mutual.

  Pacific Mutual owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the variable life insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to the other income, gains, or losses of Pacific Mutual. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that Pacific Mutual conducts. However, Pacific Mutual may transfer to its General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of Pacific Mutual. Pacific Mutual may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of the Board of Directors of Pacific Mutual. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. Pacific Mutual may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolio of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers ten separate Portfolios to the Separate Account. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by Pacific Mutual for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless Pacific Mutual, on behalf of the Separate Account, elects otherwise. Fund shares will be redeemed by Pacific Mutual at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only for purchase by Separate Accounts of Pacific Mutual to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Pacific Mutual and to a separate account of Pacific Corinthian Life Insurance Company, a subsidiary of Pacific Mutual, to serve as an investment medium for variable annuity contracts administered by Pacific Corinthian. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies either affiliated or not affiliated with Pacific Mutual. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The chart below summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolio.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                     PRIMARY INVESTMENTS           INVESTMENT ADVISER/
    PORTFOLIO              OBJECTIVE             (UNDER NORMAL CIRCUMSTANCES)       PORTFOLIO  MANAGER

 Money Market    Current income consistent       Highest quality money         Pacific Mutual
                 with preservation of capital    market instruments
-----------------------------------------------------------------------------------------------------------
 High-Yield Bond High level of current income    Intermediate and long-        Pacific Mutual
                                                 term, high-yielding,
                                                 lower and medium quality
                                                 (high risk) fixed-income
                                                 securities
-----------------------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return           Investment grade              Pacific Mutual/
                 consistent with prudent         marketable debt               Pacific Investment
                 investment management           securities. Will              Management Company
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-6 years.
-----------------------------------------------------------------------------------------------------------
 Government      Maximize total return           U.S. Government               Pacific Mutual/
  Securities     consistent with prudent         securities including          Pacific Investment
                 investment management           futures and options           Management Company
                                                 thereon and high-grade
                                                 corporate debt
                                                 securities. Will
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-6 years.
-----------------------------------------------------------------------------------------------------------
 Growth          Growth of capital               Common stock                  Pacific Mutual/Capital
                                                                               Guardian Trust Company
-----------------------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of capital     Common stock                  Pacific Mutual/
                 consistent with the                                           Janus Capital Corporation
                 preservation of capital
-----------------------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of capital     Dividend paying common        Pacific Mutual/
                 and income                      stock                         J.P. Morgan Investment
                                                                               Management Inc.
-----------------------------------------------------------------------------------------------------------
 Multi-Strategy  High total return               Equity and fixed income       Pacific Mutual/
                                                 securities                    J.P. Morgan Investment
                                                                               Management Inc.
-----------------------------------------------------------------------------------------------------------
 Equity Index    Provide investment results      Stocks included in the        Pacific Mutual/Bankers Trust
                 that correspond to the total    S&P 500                       Company
                 return performance of
                 common stocks publicly traded
                 in the U.S.
-----------------------------------------------------------------------------------------------------------
 International   Long-term capital               Equity securities of          Pacific Mutual/Templeton
                 appreciation                    corporations domiciled        Investment Counsel, Inc.
                                                 outside the United
                                                 States

THE INVESTMENT ADVISER

  Pacific Mutual, located at 700 Newport Center Drive, Newport Beach, California 92660, serves as Investment Adviser to each Portfolio of the Fund. Pacific Mutual is registered with the SEC as an Investment Adviser. For eight of the Portfolios, the Investment Adviser and the Fund have engaged other firms to serve as Portfolio Managers under the supervision of Pacific Mutual.

                                   THE POLICY

  The variable life insurance benefits provided by the Policies are funded through the Policy Owner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

  The Policy is designed to meet the needs of individuals and of corporations that wish to provide coverage and benefits for key employees. Anyone wishing to purchase the Policy may submit an application to Pacific Mutual. A Policy can be issued on the life of an Insured for Ages up to and including Age 80 with evidence of insurability satisfactory to Pacific Mutual. The Insured's Age is calculated as of the Insured's birthday nearest the Policy Date. Acceptance is subject to Pacific Mutual's underwriting rules, and Pacific Mutual reserves the right to request additional information and to reject an application.

  Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. If the application is accompanied by all or a portion of the initial premium and is accepted by Pacific Mutual, the Policy Date is the date the application and premium payment were received at Pacific Mutual's Home Office, although the Policy Date will never be the 29th, 30th, or 31st of any month. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is the date the application is accepted by Pacific Mutual. Pacific Mutual first becomes obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date Pacific Mutual becomes obligated. The initial premium must be received within 20 days after the Policy is issued, although Pacific Mutual may waive the 20 day requirement at its discretion. If the initial premium is not received or the application is rejected by Pacific Mutual, the Policy will be cancelled and any partial premium received will be refunded.

  Subject to Pacific Mutual's approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

  Insureds are assigned to underwriting (risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, Pacific Mutual will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by Pacific Mutual.

PREMIUMS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at the Policy Owner's discretion. Pacific Mutual usually requires a Policy Owner to pay a minimum initial premium equal to at least 25% of the sum of the Policy's monthly deductions plus premium load for the first year, which will be based upon the Policy's Face Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, (see "Cost of Insurance," page 26)), and underwriting class of the Insured. Thereafter, subject to the limitations described below, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, a Policy Owner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Each Policy Owner will receive a premium reminder notice, or a listbill for multiple policies, on an annual, semiannual, or quarterly basis, or, if a listbill, a monthly basis, at the option of the Policy Owner; however, the Policy Owner is not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the Uni-check plan electronic funds transfer where the Owner authorizes Pacific Mutual to withdraw premiums from the Owner's checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by Pacific Mutual. The Policy Owner may elect the day each month on which premiums are paid under the Uni-check plan, provided the day elected is between the 4th and the 28th day of the month. If no day is elected by the Policy Owner, the day on which premiums are paid will be the Monthly Anniversary.

  The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

  Payment of the Planned Periodic Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. See "Lapse," page 23.

  Any premium payment must be for at least $50. Pacific Mutual also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Cost of Insurance," page 26. If satisfactory evidence of insurability is not received, the payment, or a portion thereof, may be returned. All or a portion of a premium payment will be rejected and returned to the Policy Owner if it would exceed the maximum premium limitations prescribed by federal tax law for Policy Owners electing the guideline premium test.

  Certain charges will be deducted from each premium payment. See "Charges and Deductions," page 25. The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Except in Texas, additional payments will first be treated as repayments of Policy Debt unless a Policy Owner requests otherwise. Any portion of a payment that exceeds the amount of Policy Debt will be applied as an additional premium payment.

ALLOCATION OF NET PREMIUMS

  In the application for the Policy, the Policy Owner selects the Variable Accounts or the Fixed Accounts to which net premium payments will be allocated. When the application is approved and the Policy is issued, the Accumulated Value will be automatically allocated according to the Policy Owner's instructions contained in the application, or more recent written instructions, if any (except for amounts allocated to the Loan Account to secure any Policy loan). For residents of states that require a refund of premium to an Owner who returns the Policy during the Free-Look Period, net premiums received by Pacific Mutual before the Free-Look Transfer Date will be allocated to the Money Market Variable Account (except for amounts allocated to the Loan Account to secure any Policy loan). The Free-Look Transfer Date is the later of 15 days after the Policy is issued or 45 days after the application is signed, or, if longer, upon receipt of the minimum initial premium. After the Free-Look Transfer Date, net premiums will be allocated according to the Owner's most recent instructions as of the end of the Valuation Period in which the premiums are received by Pacific Mutual at its Home Office. Net premiums may be allocated to no more than five allocation alternatives at any time. Available allocation alternatives include the ten Variable Accounts and the Fixed Account. Therefore, if the Policy Owner allocates a portion of net premiums to the Fixed Account, the Policy Owner may allocate the remaining portion of the net premiums among four of the ten Variable Accounts. If the Policy Owner allocates all of the net premiums to the Variable Accounts, they may be allocated among five of the ten Variable Accounts.

  A Policy Owner may change the allocation of net premiums by submitting a proper written request to Pacific Mutual's Home Office, although a Policy Owner may not allocate net premiums or Accumulated Value to more than five allocation alternatives at any one time. Changes in net premium allocation instructions may be made by telephone if an Authorization for Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. Pacific Mutual reserves the right to discontinue telephone net premium allocation instructions. If the current instructions would cause an allocation to more than five allocation alternatives, net premiums will be allocated to the Variable Accounts and Fixed Account in the same proportion as the Accumulated Value in those Accounts.

DOLLAR COST AVERAGING OPTION

  Pacific Mutual currently offers an option under which Policy Owners may dollar cost average their allocations in the Variable Accounts under the Policy by authorizing Pacific Mutual to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the five allocation alternative limitation. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policy Owner will not have losses.

  A Dollar Cost Averaging Request Form is available upon request. On the form, the Policy Owner must designate the specific dollar amounts or percentage to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis and the length of time during which the transfers shall continue or the total amount to be transferred over time. However, after any transfer, a Policy Owner's Accumulated Value may be allocated to no more than five allocation alternatives.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging Request Form will not be considered complete until the Policy Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After Pacific Mutual has received a Dollar Cost Averaging Request in proper form at its Home Office, Pacific Mutual will transfer Accumulated Value in amounts designated by the Policy Owner from the Variable Account from which transfers are to be made to the Variable Account or Accounts chosen by the Policy Owner. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Transfer Date, the first transfer will be effected on the Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by the Policy Owner, coincident with or next following receipt at Pacific Mutual's Home Office of a Dollar Cost Averaging Request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Policy Owner, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until the Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by Pacific Mutual in the future, except as may be required by applicable law.

  A Policy Owner may instruct Pacific Mutual at any time to terminate the option by written request to Pacific Mutual's Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account unless the Policy Owner instructs otherwise or until the Policy enters the Grace Period. If a Policy Owner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging Request must be completed and sent to Pacific Mutual's Home Office. The Variable Account from which transfers are to be made must meet the $5,000 minimum amount of the Accumulated Value. Pacific Mutual may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  During the Accumulation Period, Accumulated Value may be transferred among the Variable Accounts by the Policy Owner upon proper written request to Pacific Mutual's Home Office. Transfers may not be made until after the Free-Look Transfer Date by Policy Owners residing in states that require Pacific Mutual to refund premiums to Policy Owners that return their Policies during the Free-Look Period. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if an Authorization For Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). However, after the transfer, the Accumulated Value may be allocated to no more than five allocation alternatives. Further, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse," page 23. No charges are currently imposed upon such transfers. Pacific Mutual reserves the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to discontinue telephone transfers.

  Accumulated Value may also be transferred after the Free-Look Transfer Date from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account," page 34.

DEATH BENEFIT

  When the Policy is issued, Pacific Mutual will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount." The minimum Face Amount at issuance of a Policy is $50,000. Pacific Mutual may reduce the minimum Face Amount required at issuance under certain circumstances, such as for group or sponsored arrangements or if the Policy Owner acquires multiple Policies on the life of the same Insured.

  For so long as the Policy remains in force, Pacific Mutual will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any death benefit proceeds on the life of the Insured provided by rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

  Each Policy Owner will have one or two elections in determining the death benefit under a Policy. First, the Policy Owner will choose the death benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of federal tax law. Two tests are available under the Policy. Once elected, the death benefit qualification test cannot be changed for the duration of the Policy. As described below, the available death benefit qualification tests are the cash value accumulation test and the guideline premium test. Generally, an applicant designates the death benefit election or option in the application. If no option is designated, the guideline premium test Option A will be assumed by Pacific Mutual to have been selected.

  Cash Value Accumulation Test. The death benefit will be determined with reference to the requirements for the cash value accumulation test for qualifying a Policy as a life insurance contract under Section 7702 of the Internal Revenue Code. For Policy Owners choosing the cash value accumulation test, the death benefit will be equal to the Face Amount or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) divided by the "net single premium" that would purchase $1 of future benefits under the Policy. Generally, the cash value accumulation test requires that under the terms of a life insurance policy, the death benefit must be sufficient so that the cash surrender value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the policy. The net single premiums under the Policy vary according to the Age, sex, and underwriting classification of the Insured, and the resulting death benefit determined by using the net single premium will be at least equal to the amount required for the Policy to be deemed life insurance under Section 7702 of the Internal Revenue Code. The net single premium is calculated using a four percent interest rate or, if higher, the contractually guaranteed interest rate and using mortality charges specified in the prevailing commissioners standard tables as of the time the Policy is issued. The net single premium that would purchase $1 of future benefits under the Policy for a male Insured, Age 40, is 0.2966. A table showing net single premiums that would purchase $1 of future benefits under the Policy for Insureds in a standard underwriting classification is in Appendix A to this Prospectus.

  Guideline Premium Test. The death benefit will be determined with reference to the requirements for the guideline premium test for qualifying a Policy as a life insurance contract under the Internal Revenue Code. A Policy Owner who chooses this test is given another election under the Policy--to select one of two death benefit options: Option A or Option B. Subject to certain restrictions, the Policy Owner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Face Amount of the Policy.

  Option A. Under Option A, the death benefit will be equal to the Face Amount of the Policy or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in Appendix B to this Prospectus.

  Option B. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in Appendix B. The death benefit under Option B will always vary as Accumulated Value varies.

  Comparison of Death Benefit Elections. There are two main differences between the cash value accumulation test and the guideline premium test. First, the guideline premium test limits the amount of premium that may be paid into a Policy. No such limits apply under the cash value accumulation test. (However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to Pacific Mutual.) Second, the factors that determine the minimum death benefit relative to the Policy's Accumulated Value are different. Required increases in the minimum death benefit due to growth in Accumulated Value will generally be greater under the cash value accumulation test than under the guideline premium test.

  Policy Owners who desire to pay premiums in excess of the guideline premium test limitations should elect the cash value accumulation test. Policy Owners who do not desire to pay premiums in excess of the guideline premium test limitations should consider the guideline premium test. Favorable investment performance will be reflected in increasing Accumulated Value to the greatest degree under the guideline premium test Option A. At times, favorable investment performance will be reflected in increasing insurance coverage to the greatest degree under the guideline premium test Option B; at other times, insurance coverage will be greater under the cash value accumulation test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

  The following examples demonstrate the determination of death benefits under Options A and B of the guideline premium test and under the cash value accumulation test. The examples show three Policies--

Policies I, II, and III--with the same Face Amount, but Accumulated Values that vary as shown, and which assume a male Insured, Age 40, at the time of calculation of the death benefit and that there is no outstanding Policy Debt.

                                                   POLICY I  POLICY II  POLICY III
                                                   --------  ---------  ----------
      Face Amount................................. $100,000  $100,000  $100,000
      Accumulated Value........................... $ 25,000  $ 50,000  $ 75,000
      Death Benefit Percentage....................      250%      250%      250%
      Net Single Premium Factor...................   0.2966    0.2966    0.2966
      Death Benefit Under Option A................ $100,000  $125,000  $187,500
      Death Benefit Under Option B................ $125,000  $150,000  $187,500
      Death Benefit Under Cash Value
       Accumulation Test.......................... $100,000  $168,577  $252,866

  Payment of Death Benefit Proceeds. All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

CHANGES IN GUIDELINE PREMIUM TEST DEATH BENEFIT OPTION

  A Policy Owner who has elected the guideline premium test (and not the cash value accumulation test) may request that the death benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year after the fifth Policy Year, and should be made in writing to Pacific Mutual's Home Office. A change from Option B to Option A may be made without evidence of insurability; a change from Option A to Option B will require evidence of insurability satisfactory to Pacific Mutual. The effective date of any such change shall be the next Monthly Payment Date after the change is accepted.

  A change in the death benefit from Option A to Option B will result in a reduction in the Face Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Face Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Face Amount of less than $50,000, although Pacific Mutual reserves the right to waive this minimum under certain circumstances, such as for group or sponsored arrangements. A charge of $100 will be deducted from the Policy Owner's Accumulated Value in the Variable Accounts and Fixed Account on a prorata basis on the effective date of the change to cover the cost of processing the request.

  A change in the death benefit from Option B to Option A will result in an increase in the Face Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit from that point on since the Accumulated Value will no longer be added to the Face Amount in determining the death benefit. From that point on, the death benefit will equal the new Face Amount (or, if greater, the Accumulated Value times the applicable specified percentage). No charge will be made on a change from Option B to Option A.

  A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Cost of Insurance," page 26. Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally result in a decreasing net amount at risk, and therefore will decrease the cost of insurance charges relatively. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGE IN DEATH BENEFIT BY PACIFIC MUTUAL

  Pacific Mutual reserves the right to reduce the death benefit under a Policy by requiring Partial Withdrawals in order to maintain the net amount at risk at an amount that will not exceed three times the death benefit on the Policy Date. The net amount at risk is the difference between the death benefit and the Accumulated Value. Similarly, Pacific Mutual reserves the right to require Partial Withdrawals or otherwise to distribute amounts under a Policy in order to comply with tax-related requirements. Such withdrawals or other distributions may be taxable to Policy Owners in whole or in part. See "Federal Income Tax Considerations," page 28. The $25 withdrawal fee will not be assessed on Partial Withdrawals required by Pacific Mutual.

  Pacific Mutual reserves the right to increase the death benefit if required for a Policy to be deemed a life insurance contract under the Internal Revenue Code.

DECREASE IN FACE AMOUNT

  A Policy Owner may request a decrease in the Face Amount under a Policy subject to approval from Pacific Mutual. A decrease in Face Amount may only be made once per year, and only after the fifth Policy Year. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit election chosen by the Policy Owner and whether and the degree to which the death benefit under a Policy exceeds the Face Amount prior to the decrease. Decreasing the Face Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. A decrease in Face Amount may decrease the net amount at risk, which will decrease a Policy Owner's cost of insurance charge.

  Any request for a decrease in Face Amount must be made by written application to Pacific Mutual's Home Office. It will become effective on the Monthly Payment Date on or next following Pacific Mutual's acceptance of the request. If the Policy Owner is not the Insured, Pacific Mutual will also require the consent of the Insured before accepting a request.

  A decrease in Face Amount will not be permitted if the Face Amount would fall below $50,000, although Pacific Mutual reserves the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements or if the Policy Owner has multiple Policies on the life of the same Insured. No charge will be deducted in connection with a decrease. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, Pacific Mutual will refund the Policy Owner the amount of such excess above the premium limitations. These refunds may be taxable in whole or in part. See "Federal Income Tax Considerations," page 28.

  Pacific Mutual reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Policy Owner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy. Increases in Face Amount are not available under the Policy unless state law requires otherwise.

POLICY VALUES

  Accumulated Value. The Accumulated Value is the sum of the amounts under the Policy held in each Variable Account of the Separate Account and the Fixed Account, as well as the amount set aside in Pacific Mutual's Loan Account to secure any Policy Debt.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, the portion of the Accumulated Value allocated to a particular Variable Account also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value," page 20. No minimum amount of Accumulated Value is guaranteed. A Policy Owner bears the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of the Policy equals the Accumulated Value less the underwriting surrender charge. Thus, the Accumulated Value will exceed the Policy's Cash Surrender Value by the amount of the underwriting surrender charge. Once the surrender charge has expired, the Accumulated Value will equal the Cash Surrender Value.

  Net Cash Surrender Value. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value less any outstanding Policy Debt. The Owner can surrender a Policy at any time while the Insured is living and receive its Net Cash Surrender Value. See "Surrender," page 22.

DETERMINATION OF ACCUMULATED VALUE

  Although the death benefit under a Policy can never be less than the Policy's Face Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with the Policy. There is no guaranteed minimum Accumulated Value and the Policy Owner bears the entire investment risk relating to the investment performance of Accumulated Value allocated to the Variable Accounts.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolio of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless Pacific Mutual, on behalf of the Separate Account, elects otherwise.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When a Policy Owner allocates net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Partial Withdrawals, transfers, and assessment of charges against the Policy affect the number of accumulation units credited to a Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charges, if any, that may be assessed by Pacific Mutual for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  The Policy Owner may borrow money from Pacific Mutual using the Policy as the only security for the loan by submitting a proper written request to Pacific Mutual's Home Office. Pacific Mutual may in its discretion permit loans to be made by telephone if an Authorization For Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. A loan may be taken any time a Policy is in force. The minimum loan that can be taken at any time is $500. The maximum amount that can be borrowed at any time is the greater of (1) 90% of the Policy's Accumulated Value allocated to the Variable Accounts and 100% of Accumulated Value allocated to the Fixed Account, less any underwriting surrender charges that would be imposed if the Policy were surrendered on the date the loan is taken, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited;
(c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt.

  When a Policy Owner takes a loan, an amount equal to the loan is transferred out of the Policy Owner's Accumulated Value in the Variable Accounts and the Fixed Account into the Loan Account to secure the loan. Unless otherwise requested by the Policy Owner, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Accumulated Value less Debt.

  The Policy loan annual effective interest rate is 4.75% per year for the first 10 years and 4.25% thereafter. Pacific Mutual will credit interest monthly on any Policy Debt to secure the loan at an annual effective rate of 4.0%.

  The Owner may repay all or part of the loan at any time while the Policy is in force. Interest on a loan is accrued daily and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

  Unless otherwise requested by a Policy Owner, any loan repayment will be transferred into the Variable Accounts and Fixed Account in accordance with the most recent premium allocation instructions, subject to the limitation of maintaining Accumulated Value in only five allocation alternatives. In addition, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Variable Accounts and Fixed Account in accordance with the Policy Owner's most recent premium allocation instructions, subject to the limitation of five allocation alternatives.

  While the amount to secure the loan is held in the Loan Account, the Policy Owner forgoes the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Cash Surrender Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time the Policy remains in force. The Policy will lapse when Accumulated Value minus Policy Debt is insufficient to cover the monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse," page 23.

  A loan will not be treated as a distribution from the Policy and will not result in taxable income to the Policy Owner unless the Policy is a modified endowment contract, or unless the Policy is surrendered or upon maturity or lapse of the Policy, in which case a loan will be treated as a distribution that may give rise to taxable income.

  For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 28.

BENEFITS AT MATURITY

  If the Insured is living on the Maturity Date, Pacific Mutual will pay to the Policy Owner, as an endowment benefit, the Accumulated Value of the Policy, reduced by any Policy Debt. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 36.

SURRENDER

  A Policy Owner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any applicable underwriting surrender charge and less any outstanding Policy Debt. If a Policy is surrendered during the first two years following its issuance, a portion of the sales load paid under the Policy may be refunded to the Owner. See "Sales Load Refund," page 25.

  A Policy Owner may surrender a Policy by sending a written request together with the Policy to Pacific Mutual's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. A Policy Owner may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 37. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 28.

PARTIAL WITHDRAWAL BENEFIT

  Pacific Mutual offers a partial surrender benefit by which the Policy Owner can obtain a portion of the Net Cash Surrender Value called the Partial Withdrawal Benefit. The Partial Withdrawal Benefit is available on and after the first Policy Year. Under this Benefit, a Policy Owner may make "Partial Withdrawals" of Net Cash Surrender Value. There is no limit on the number of Partial Withdrawals that may be taken after the first Policy Anniversary. There is a $25 withdrawal fee for Partial Withdrawals. The fee will be deducted from the Policy's Accumulated Value in the Variable Accounts and the Fixed Account in the same proportion as the withdrawal amount. For Policy Owners who have elected to receive systematic withdrawals as described below, the withdrawal fee is currently waived on each systematic withdrawal following the first systematic withdrawal.

  Partial Withdrawals must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $500. If there is any Policy Debt, the maximum Partial Withdrawal is limited to the excess, if any, of the Cash Surrender Value immediately prior to the withdrawal over the result of the Debt divided by 90%.

  The Policy Owner may make a Partial Withdrawal by submitting a proper written request to Pacific Mutual's Home Office. As of the effective date of any withdrawal, the Policy Owner's Accumulated Value, Cash Surrender Value, and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to the Policy Owner's Value in the Variable Accounts and the Fixed Account unless otherwise requested by the Policy Owner. If, after a withdrawal is effected, Pacific Mutual is notified that the Insured died after the request for the withdrawal was sent to Pacific Mutual and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit. Under these circumstances, the death benefit will be determined without taking into account the withdrawal.

  When a Partial Withdrawal is made on a Policy on which the Owner has selected the cash value accumulation test or guideline premium test death benefit Option A, the Face Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Face Amount of a Policy on which the Owner has selected guideline premium test death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit," page 16.

  Systematic Withdrawals. A Policy Owner may elect to receive systematic Partial Withdrawals after the first Policy Year while the Policy is in force by sending a Preauthorized Scheduled Withdrawal Request form to Pacific Mutual at its Home Office. A Policy Owner will be requested to designate the systematic withdrawal amount as a specified dollar amount, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually, or annually. The day of the month that the Owner wishes each systematic Partial Withdrawal to be effected may also be elected provided the scheduled day elected is not later than the 28th of a month. Systematic Partial Withdrawals may be stopped or modified upon proper written request by the Policy Owner received by Pacific Mutual at least 30 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

  Each systematic withdrawal must be at least $100. Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic Partial Withdrawal will be allocated proportionately from the Policy Owner's Accumulated Value in the Variable Accounts and the Fixed Account. If a systematic Partial Withdrawal would cause the Net Cash Surrender Value to fall below $500, the amount withdrawn will be reduced to the amount available and systematic Partial Withdrawals will automatically terminate. Pacific Mutual will notify the Owner of the termination.

  Pacific Mutual may, at any time, change the minimum amount for any systematic withdrawals, impose or increase remaining minimum balances, and limit the number or frequency of requests for modifying systematic Partial Withdrawals.

  Tax Treatment. Receipt of proceeds from a Partial Withdrawal may result in taxable income to the Policy Owner in the year in which the withdrawal is made, and, if the Policy is classified as a modified endowment contract, may result in a 10% additional tax for Policy Owners who are under 59 1/2 years old. For more information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations," page 28.

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  The Policy Owner has a Free-Look Right, under which the Policy may be returned within 10 days after the Policy Owner receives it (30 days if the Owner is a resident of California and age 60 or older), within 10 days after Pacific Mutual mails or delivers the notice of the right of withdrawal, or within 45 days after the Owner signs the application for insurance, whichever is latest. It can be mailed or delivered to Pacific Mutual or its agent. The returned Policy will be treated as if Pacific Mutual never issued it and, except as indicated below, Pacific Mutual will refund any charges deducted from premiums received, any net premium allocated to the Fixed Account, plus the sum of the Policy's Accumulated Value allocated to the Variable Accounts as of the end of the Valuation Period in which the Policy is received plus any Policy Charges and Fees deducted from the Policy's Accumulated Value in the Variable Accounts. If the Owner has taken a loan during the Free-Look Period, the Policy Debt will be deducted from the amount refunded. Pacific Mutual will allocate any net premiums received according to the Owner's instructions contained in the application, or more recent written instructions, if any, when the application is approved and the Policy is issued. If an Owner resides in a state that requires Pacific Mutual to return premium payments to Policy Owners who exercise the Free-Look Right, Pacific Mutual will refund the full amount of the premium paid. Any Policy Debt will be deducted from the amount refunded. Until the Free-Look Transfer Date, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums," page 14.

LAPSE

  The Policy will lapse only when the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and a Grace Period expires without the Policy Owner making a sufficient payment. If Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, the Owner must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly

Payment Date when the insufficiency occurred to avoid termination of the Policy. Pacific Mutual will not accept any payment if it would cause the Policy Owner's total premium payments to exceed the maximum permissible premium for the Policy's Face Amount under the Internal Revenue Code. This is unlikely to occur unless the Policy Owner has outstanding Policy Debt, in which case he or she could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, the Policy Owner may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Face Amount, the Policy Owner may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

  If Accumulated Value less Policy Debt is insufficient to cover the monthly deduction on a Monthly Payment Date, Pacific Mutual will deduct the amount that is available. Pacific Mutual will notify the Policy Owner (and any assignee of record) of the payment required to keep the Policy in force. The Policy Owner will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse with no value. However, if the Policy lapses during the first 2 years from issuance, Pacific Mutual will pay the Owner any sales load refund to which the Owner is entitled. If the required payment is made during the Grace Period, any premium paid will be allocated among the Variable Accounts of the Separate Account and the Fixed Account in accordance with the Policy Owner's current premium allocation instructions. Any monthly deduction due will be charged to the Variable Accounts and the Fixed Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions, any sales load refund already paid, and any Policy Debt.

REINSTATEMENT

  Pacific Mutual will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the Grace Period but before the Maturity Date provided Pacific Mutual receives the following: (1) a written application from the Policy Owner; (2) evidence of insurability satisfactory to Pacific Mutual; and
(3) a premium equal to all monthly deductions that were due and unpaid during the Grace Period, payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement, and payment of any excess sales load refunded to the Owner at the time the Policy lapsed.

  When the Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If the Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in Pacific Mutual's Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by Pacific Mutual, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Variable Accounts and the Fixed Account in accordance with the Policy Owner's most recent premium allocation instructions.

RIGHT TO CONVERT POLICY

  The Policy Owner may convert a Policy at any time during the first two years after issue, as long as the Policy is in force, to a universal life insurance policy on the life of the Insured under a plan of insurance with fixed benefits then offered by Pacific Mutual. The Owner may elect the same death benefit or the same Net Amount at Risk as under the Policy at the time of the conversion. Cost of Insurance charges will be based on the same issue Age and risk classification of the Insured as under the Policy. The conversion is subject to an adjustment in premium payment limitations to reflect variances in the fees and charges under the new policy, which would result in a refund of premium and a corresponding reduction in accumulated value.

                             CHARGES AND DEDUCTIONS

PREMIUM LOAD

  A premium load is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Accumulated Value. The premium load consists of the following items:

  Sales Load. For purposes of assessing the sales load, premiums are measured in terms of Target Premiums. The Target Premium is set forth in the Policy. The sales load is based on Target Premiums and varies with the death benefit election. The maximum sales load assessed upon Target Premiums received under a Policy are shown in the chart below.

                                      SALES LOAD UNDER OPTION A
                                           AND CASH VALUE       SALES LOAD UNDER
      TARGET PREMIUMS                     ACCUMULATION TEST         OPTION B
      ---------------                 ------------------------- ----------------
      1 through 3....................            25%                  30%
      4 through 10...................             4%                   4%
      11 and thereafter..............             2%                   2%

  The sales load is deducted to compensate Pacific Mutual for the cost of distributing the Policies. The amount derived by Pacific Mutual from the sales load is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. To the extent that sales and distribution expenses exceed sales loads, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

  Pacific Mutual may reduce or waive the sales load on Policies sold to the directors or employees of Pacific Mutual or any of its affiliates or to trustees or any employees of the Fund.

  State and Local Premium Tax Charge. A charge equal to 2.35% is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states. Pacific Mutual reserves the right to change the premium tax charge to conform with changes in the law.

SALES LOAD REFUND

  If a Policy is surrendered for its Net Cash Surrender Value or the Policy lapses at any time during the first two years following its issuance, a portion of the sales load paid under a Policy may be refunded. This refund will be paid only for premiums paid in the first two years following issuance of the Policy. Pacific Mutual will refund the excess of the sales load charged over the sum of
(1) 30% of the premiums paid during the first two years of issuance up to one Guideline Annual Premium, plus (2) 10% of the premiums paid during the first two years of issuance that exceed one Guideline Annual Premium by up to one Guideline Annual Premium, plus (3) 9% of actual premium payments paid during the first two years from issuance in excess of two times the Guideline Annual Premium.

  The operation of the sales load refund is illustrated by the following example. Assume the Policy Owner has paid $5,000 in premiums under a Policy which has a Guideline Annual Premium of $3,000 and a Target Premium of $2,500, and has elected Death Benefit Option B under the Guideline Annual Premium Test, and assume that the Policy Owner decides to surrender his or her Policy during the second year from issuance. Under the formula described above, the maximum sales load allowable is the sum of $900 (30% of $3,000) and $200 (10% of $2,000), or $1,100. Since a sales load of $1,500 (30% of $5,000) was deducted from premiums when received, a refund of $400 ($1,500 - $1,100) will be payable to the Policy Owner.

DEDUCTIONS FROM ACCUMULATED VALUE

  A charge called the monthly deduction is deducted from a Policy's Accumulated Value in the Variable Accounts and Fixed Account beginning on the Monthly Payment Date on or next following the date Pacific Mutual first becomes obligated under the Policy and on each Monthly Payment Date thereafter. The monthly deduction consists of the following items:

  Cost of Insurance. This monthly charge compensates Pacific Mutual for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.004074 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

  The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this prospectus, Pacific Mutual charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and Pacific Mutual may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, and underwriting class of the Insured. In addition, they also vary with the Insured's smoking status and the policy duration. The cost of insurance rate generally increases with the Age of the Insured.

  Administrative Charge. A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and which varies with the size of a Policy's Face Amount thereafter. For Face Amounts of less than $100,000, the charge is equal to $8 per month; for Face Amounts of $100,000 and less than $500,000, the charge is equal to $5 per month. There is no charge for Face Amounts of $500,000 or more. For purposes of this charge, only the initial Face Amount is considered. The administrative charge is assessed to reimburse Pacific Mutual for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed $25 during the first 12 Policy Months and $10 per month thereafter. Pacific Mutual does not expect to profit from this charge.

  The administrative charge will be waived on the second or subsequent Policies acquired by the Owner on the life of the Insured who is the same Insured as on the initial Policy. However, a one-time charge of $100 will be assessed upon issuance to cover processing costs on the second and subsequent Policies.

  Mortality and Expense Risk Charge. A monthly charge is deducted for mortality and expense risks assumed by Pacific Mutual. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value in the Variable and Fixed Accounts, which is equivalent to an annual rate of .75% of such amount. During the 11th through 20th Policy Years, the charge is equal to .000208333 multiplied by a Policy's Accumulated Value in the Variable and Fixed Accounts, which is equivalent to an annual rate of .25% of such amount. After the 20th Policy Year the charge reduces to 0%. For purposes of this charge, the Accumulated Value is based upon its value on the Monthly Payment Date after the deduction of the charge for the cost of insurance and any optional insurance benefits added by rider.

  The mortality and expense risk charge is assessed to compensate Pacific Mutual for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. Pacific Mutual will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. Pacific Mutual may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load.

  Optional Insurance Benefits Charges. Charges for any optional insurance benefits added to the Policy by rider will be included in the monthly deduction or as otherwise specified in the rider and/or the Policy. See "Optional Insurance Benefits," page 37.

UNDERWRITING SURRENDER CHARGE

  Pacific Mutual will assess an underwriting surrender charge against Accumulated Value upon surrender of a Policy within ten years after its issuance. The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of a Policy's initial Face Amount in accordance with the following schedule:

             ISSUE AGE                                       CHARGE PER $1,000
             ---------                                       -----------------
                0-30                                               $2.50
               31-40                                                3.50
               41-50                                                4.50
               51-60                                                5.50
               61-80                                                6.50

  The amount of the charge remains level for five Policy Years. After the fifth Policy Year, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  The charge is based upon the Age of the Insured and the Face Amount on the Policy Date, and it does not increase as the Insured gets older or with changes in the Face Amount. For example, if an Insured Age 25 purchases a Policy with a Face Amount of $50,000 and surrenders the Policy in the third Policy Year, the underwriting surrender charge would be $125.

  The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. Pacific Mutual does not expect to profit from the underwriting surrender charge.

WITHDRAWAL FEE

  Pacific Mutual will assess a $25 withdrawal fee against the Policy's Accumulated Value when a Partial Withdrawal is made. The fee will be deducted from Accumulated Value in the Fixed and Variable Accounts in the same proportion as the withdrawal amount. For Policy Owners who have elected to receive systematic withdrawals, the withdrawal fee is currently waived on each systematic withdrawal following the first systematic withdrawal. Pacific Mutual reserves the right to reinstate this fee.

CORPORATE AND OTHER PURCHASERS

  The Policy is available for individuals and for corporations and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, Pacific Mutual may reduce the amount of the sales load, underwriting surrender charge, administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the purchase of multiple Policies on the life of the same Insured, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

OTHER CHARGES

  Pacific Mutual may charge the Variable Accounts for federal income taxes incurred by Pacific Mutual that are attributable to the Separate Account and its Variable Accounts or to the operations of Pacific Mutual with respect to the Policies. No such charge is currently assessed. See "Charge for Pacific Mutual Income Taxes," page 31.

  Pacific Mutual will bear the direct operating expenses of the Separate Account. Each Variable Account purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges including the investment advisory fee and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  Pacific Mutual guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge with respect to the guaranteed rates described above, the sales load, the guaranteed cost of insurance rates, the withdrawal fee, and the underwriting surrender charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon Pacific Mutual's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local tax considerations which may be involved in the purchase of the Policy.

  While Pacific Mutual believes that the Policy meets the statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies and Policies with term insurance on the Insured). Pacific Mutual reserves the right to make changes to the Policy if changes are deemed appropriate by Pacific Mutual to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual, or other entity) under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and the Owner generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or a Partial Withdrawal. In addition, certain Policy loans and Partial Withdrawals may be taxable in the case of Policies that are modified endowment contracts. Prospective Policy Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisers about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under Code Section 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to Section 1035(a) of the IRC. Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund is required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possessed incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policy Owner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policy Owner being treated as the owner of the Policy's pro rata portion of the assets of the Separate Account. In addition, Pacific Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Pacific Mutual therefore reserves the right to modify the Policy, as deemed appropriate by Pacific Mutual, to attempt to prevent a Policy Owner from being considered the owner of the Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Tax Treatment of Policies. The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as "modified endowment contracts". With the enactment of this legislation, the Policies are treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium that would be paid for each of the first seven years if a Policy Owner were to fully pay for the Policy in 7 years. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years, and $3,000 through the first three years, etc. Under this test, a Pacific Select Choice Policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in death benefits may require "retesting" of a Policy to determine if it is to be classified as a modified endowment contract.

  Conventional Life Insurance Policies. If a Policy is not a modified endowment contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under Section 7702 of the IRC, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policy Owner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

  Pacific Mutual also believes that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity or lapse of the Policy. However, if a loan is still outstanding when a Policy is surrendered or allowed to lapse, the borrowed amount becomes taxable at that time to the extent the Accumulated Value exceeds the Policy Owner's basis in the Policy, as if the borrowed amount was actually received at the time of surrender or lapse and used to pay off the loan.

  Interest paid (or accrued by an accrual basis taxpayer) on a Policy that is not a modified endowment contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrued basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts. Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Mutual, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or (iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiaries.

  If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible.
The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on Policy loans and on loans that are used to purchase or carry certain life insurance policies.

  Reasonableness Requirement for Charges. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality charges. Pacific Mutual believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements. It is possible that future regulations will contain standards that would require Pacific Mutual to modify its mortality and other charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and Pacific Mutual reserves the right to make any such modifications.

  Accelerated Living Benefits. An Accelerated Living Benefits Rider is available in connection with the Policy. Benefits under the Accelerated Living Benefits Rider may be taxable. The Internal Revenue Service has issued proposed regulations and is expected to issue final regulations in the near future under which accelerated living benefits that meet the requirements set forth in the regulations can be received without incurring a Federal income tax. The precise requirements which will be incorporated in the final regulations are not known.

  In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefits rider can meet certain technical aspects of the definition of "life insurance contract" under the Code. The IRS regulations mentioned above are expected to set forth the requirements under which a policy with an accelerated living benefits rider will be deemed to meet the definitional requirements of a life insurance contract. Pacific Mutual reserves the right to (but is not obligated to) modify the Rider to conform with requirements under the final regulations. Owners considering adding an Accelerated Living Benefits Rider or exercising rights under that rider should first consult a qualified tax advisor.

  Other. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local, and other tax considerations, a qualified tax adviser should be consulted.

  PACIFIC MUTUAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR PACIFIC MUTUAL INCOME TAXES

  A charge may be made for any federal income taxes incurred by Pacific Mutual that are attributable to the Separate Account or to the operations of Pacific Mutual with respect to the Policies. Pacific Mutual will review the question of a charge to the Separate Account or the Policies for Pacific Mutual's federal income taxes periodically. Charges may become necessary if the tax treatment of Pacific Mutual is ultimately determined to be other than what Pacific Mutual currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in Pacific Mutual's tax status.

  Under current laws, Pacific Mutual may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Pacific Mutual reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING ON FUND SHARES

  In accordance with its view of present applicable law, Pacific Mutual will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. Pacific Mutual will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Pacific Mutual determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

  The person having the voting interest under a Policy is the Policy Owner. Unless otherwise required by applicable law, the number of votes as to which a Policy Owner will have the right to instruct will be determined by dividing a Policy Owner's Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which a Policy Owner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, Pacific Mutual reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  Voting rights attributable to the Policy Owner's Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by Pacific Mutual in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. Pacific Mutual will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policy Owners, if any, in the same proportion as the voting instructions which are received in a timely manner for all policies participating in that Variable Account and generally will exercise voting rights attributable to shares of Portfolios of the Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of Portfolios of the Fund held by the Separate Account and other separate accounts of Pacific Mutual, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  Pacific Mutual may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, Pacific Mutual itself may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that Pacific Mutual's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on Pacific Mutual. In the event Pacific Mutual does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

REPORT TO OWNERS

  A statement will be sent quarterly to each Policy Owner setting forth a summary of the transactions which occurred during the quarter and indicating the death benefit, Face Amount, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

  Each Policy Owner will also receive an annual and a semiannual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  Pacific Mutual reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of Pacific Mutual's management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, Pacific Mutual may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

  Where required, Pacific Mutual will not substitute any shares attributable to a Policy Owner's interest in a Variable Account or the Separate Account without notice, Policy Owner approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

  Pacific Mutual also reserves the right to establish additional Variable Accounts, which may include additional subaccounts of the Separate Account to serve as allocation options under the Policies, which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a Portfolio thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in the sole discretion of Pacific Mutual, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by Pacific Mutual. Pacific Mutual may also eliminate one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. Pacific Mutual may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, Pacific Mutual may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Pacific Mutual to be in the best interests of persons having voting rights under the Policies, the Separate Account or any Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, may be deregistered under that Act in the event such registration is no longer required, or may be combined with other separate accounts of Pacific Mutual or an affiliate thereof. Subject to compliance with applicable law, Pacific Mutual also may combine one or more Variable Accounts and may transfer the assets of any such entity to another Variable Account of Pacific Mutual or any affiliate thereof and may establish a committee, board, or other group to manage one or more aspects of the operation of any such entity.

CHANGES TO COMPLY WITH LAW

  Pacific Mutual reserves the right to make any change without consent of Policy Owners to the provisions of the Policy to comply with, or give Policy Owners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                               THE FIXED ACCOUNT

  Policy Owners may allocate all or a portion of their net premium payments and transfer Accumulated Value to the Fixed Account of Pacific Mutual. Amounts allocated to the Fixed Account become part of the "General Account" of Pacific Mutual, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of the General Account of Pacific Mutual which consists of all assets owned by Pacific Mutual other than those in the Separate Account and other separate accounts of Pacific Mutual. Subject to applicable law, Pacific Mutual has sole discretion over the investment of the assets of its General Account.

  The Policy Owner may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. If the Owner resides in a state that requires Pacific Mutual to refund premiums to Policy Owners who return their Policies, net premiums will not be applied to the Fixed Account until after the Free-Look Transfer Date. Any net premium received during the Free-Look Period will be allocated to the Money Market Account until the Free-Look Transfer Date. The Policy Owner may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. Pacific Mutual guarantees that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737% per month, compounded monthly, for a minimum effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Pacific Mutual may in its sole discretion declare current interest in excess of the 4%, which will be guaranteed for one year. (The portion of a Policy Owner's Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .32737% per month, compounded monthly, for an effective annual rate of 4%.)

  Pacific Mutual bears the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for a Policy Owner who has Accumulated Value in the Fixed Account as for a Policy Owner who has Accumulated Value in the Variable Accounts. See "Death Benefit," page 16.

POLICY CHARGES

  Policy charges will be the same for Policy Owners who allocate net premiums or transfer Accumulated Value to the Fixed Account as for Policy Owners who allocate net premiums to the Variable Accounts. These charges consist of the premium load, including the sales load and state and local premium tax charge; the deductions from Accumulated Value, including the charges for the cost of insurance, administrative charge, mortality and expense risk charge, the charge for any optional insurance benefits added by rider, and the underwriting surrender charge. Any amounts that Pacific Mutual pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fee charged by the Fund, will not be paid directly or indirectly by Policy Owners to the extent the Accumulated Value is allocated to the Fixed Account; however, such Policy Owners will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. Policy Owners residing in states that require Pacific Mutual to refund premiums to Policy Owners who return their Policies during the Free-Look Period may not make transfers until after the Free-Look Period. The Policy Owner may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, if a Policy Owner has $1,000 or more in the Fixed Account, the Policy Owner may not transfer more than 20% of such amount to the Variable Accounts in any year. Currently there is no charge imposed upon transfers; however, Pacific Mutual reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may be made in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months.

  The Policy Owner may also make full surrenders and Partial Withdrawals to the same extent as a Policy Owner who has invested in the Variable Accounts. See "Surrender," page 22, and "Partial Withdrawal Benefit," page 22. Policy Owners may borrow up to the greater of (1) 100% of Accumulated Value in the Fixed Account and 90% of Accumulated Value in the Variable Accounts less any underwriting surrender charge that would be imposed if the Policy were surrendered at the time of the loan, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. See "Policy Loans," page 20. Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account, may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in Pacific Mutual's records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or Pacific Mutual allows.

  Joint Owners. If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in Pacific Mutual's records. The Policy Owner may change the Beneficiary at any time during the life of the Insured by written request on forms provided by Pacific Mutual, which must be received by Pacific Mutual at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policy Owner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policy Owner or the Policy Owner's estate is the Beneficiary.

  Pacific Mutual will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

THE CONTRACT

  This Policy is a contract between the Owner and Pacific Mutual. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, all Riders, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  Pacific Mutual ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after Pacific Mutual receives all the information needed to process a payment or, if sooner, other period required by law.

  However, Pacific Mutual can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

  . The SEC by order permits postponement for the protection of Policy
    Owners.

ASSIGNMENT

  The Policy Owner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind Pacific Mutual unless the original, or a copy, is received at Pacific Mutual's Home Office, and will be effective only when recorded by Pacific Mutual. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policy Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. Pacific Mutual will rely solely on the assignee's statement as to the amount of the assignee's interest. Pacific Mutual will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations," page 28.)

ERRORS ON THE APPLICATION

  If the Age or sex of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and sex, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and sex. If the Insured's Age or sex is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and sex. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Cost of Insurance," page 26.

INCONTESTABILITY

  Pacific Mutual may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the Face Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; and if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange.

PAYMENT IN CASE OF SUICIDE

  If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, Pacific Mutual will limit the death benefit proceeds to the premium payments less any withdrawal amounts, any Policy Debt and any dividends paid in cash by Pacific Mutual. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash by Pacific Mutual since the exchange date.

PARTICIPATING

  The Policy is participating and may share in the surplus earnings of Pacific Mutual. However, the current dividend scale is zero and Pacific Mutual does not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, Pacific Mutual will send the Policy Owner an illustration of future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, Pacific Mutual reserves the right to charge a fee for requests for illustrations in excess of one per Policy year.

PAYMENT PLAN

  Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by Pacific Mutual from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that Pacific Mutual makes available at that time.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, a Policy Owner may elect to add one or more of the following optional insurance benefits to the Policy by a rider at the time of application for a Policy. These optional benefits are: waiver of all charges against the Policy in the event of total disability of the Insured, additional insurance coverage for the accidental death of the Insured, the right to exchange the Insured's term insurance on the Insured's children, annual renewable term insurance on any member of the Insured's immediate family, added protection benefit on the Insured, the right to purchase additional insurance on the Insured's life on certain specified dates without proof of insurability, the right to a monthly benefit deposited to the Policy in the event of the Insured's total disability, and the right to receive accelerated living benefits in the event the Insured is diagnosed with a terminal illness. The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value or as otherwise specified in the rider and/or Policy. See "Charges and Deductions," page 25. The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable rider. Under certain circumstances, a Policy can be combined with an added protection benefit rider to result in a combined coverage amount (face amount) equal to the same Face Amount that could be acquired under a single Policy. For a given Insured, combining a Policy and a rider may result in a sales load and underwriting surrender charge for the Policy that is lower than the single Policy providing the same Face Amount. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Pacific Mutual upon written request.

PRIVATE RETIREMENT PLANS

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement plans may obtain additional information from Pacific Mutual. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to provide retirement income for a period of time. Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "private retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income. This information will be portrayed at hypothetical rates of return that are requested. Ledger illustrations can be provided that reflect a proposed Insured's Age; underwriting classification; Face Amount; death benefit; death benefit option; gender; desired premium, partial withdrawal, or loan schedule; or reflecting allocation of premiums to specified Variable Accounts. Charts and graphs presenting a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

  Upon request, graphic portrayals of the results of the ledger illustrations may also be provided, which show the net death benefit, Net Cash Surrender Value, and cumulative outlay for the Policy (i.e., total premiums paid each Policy Year minus any withdrawals and loans taken from Accumulated Value). Also available upon request are charts showing a comparison of retirement strategies. The charts can present values under various retirement strategies, including a taxable investment, a qualified retirement plan, and a private retirement plan that is funded with a Policy. Values can be shown during an accumulation phase, under which an individual would invest for retirement, and a distribution phase, under which an individual would receive retirement income. The charts can present information on the effect of taxation on amounts committed and paid under the various retirement strategies.

RISKS OF PRIVATE RETIREMENT PLANS

  Using the Policy as a funding vehicle for a private retirement plan presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Insured, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender or maturity, the loan will be automatically repaid, resulting in the payment to the Policy Owner of the Net Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon maturity, lapse, or surrender will cause the recognition of taxable income to the extent that Net Surrender Value plus the amount of the repaid loan exceeds the Owner's basis in the Policy. Thus, under certain circumstances, maturity, surrender, or lapse of the Policy could result in tax liability to the Owner. In addition, to reinstate a lapsed Policy, a Policy Owner would be required to make certain payments as described under "Reinstatement," page 24. Thus, a Policy Owner should be careful to fashion a retirement plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from the Policy.

  The Policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a Grace Period expires without the Policy Owner making a sufficient payment. To avoid lapse of a Policy, it is important to fashion a payment stream that does not leave a Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in the Policy upon its maturity. Poor investment performance can contribute to the risk that the Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to Pacific Mutual for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds an Owner's basis in the Policy, the amounts attributable to interest due on the loans can add to the Owner's federal (and possibly state) income tax liability.

  Policy Owners should consult with their financial advisers in designing a private retirement plan that is suitable. Further, Owners should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, Policy Owners should consult their periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from the Owner's agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a private retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream, such as in the case of a private retirement plan.

DISTRIBUTION OF THE POLICY

  Pacific Equities Network ("PEN") is principal underwriter (distributor) of the Policies. PEN is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). Pacific Mutual pays PEN for acting as principal underwriter under a Distribution Agreement.

  Pacific Mutual and PEN have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. The compensation payable to a broker-dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 50% of the first Target Premium paid, 10% of the second and third Target Premiums paid, 4% of premiums paid on the fourth through tenth Target Premiums, and 2% thereafter. There is a 40% bonus on the third Target Premium paid, first payable at the beginning of the third Policy Year. In addition, Pacific Mutual may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances.

                           MORE ABOUT PACIFIC MUTUAL

MANAGEMENT

  The directors and officers of Pacific Mutual are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Thomas C. Sutton                Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of            of Pacific Mutual, January 1990 to present; Equity Board
the Board and                    Member of PIMCO Advisors L.P.; Director of Pacific
Chief Executive Officer          Corinthian Life Insurance Company; similar positions with
                                 other subsidiaries of Pacific Mutual; Director of: Newhall
                                 Land & Farming; Health Insurance Association of America.

Glenn S. Schafer                Director and President of Pacific Mutual, January 1995 to
Director and President           present; Executive Vice President and Chief Financial
                                 Officer of Pacific Mutual, March 1991 to January 1995;
                                 Senior Vice President, Corporate Finance and Treasurer of
                                 Pacific Mutual, September 1987 to March 1991; Equity Board
                                 Member of PIMCO Advisors L.P.; Director of Pacific
                                 Corinthian Life Insurance Company; similar positions with
                                 other subsidiaries of Pacific Mutual.

Harry G. Bubb                   Director and Chairman Emeritus of Pacific Mutual, January
Director and                     1990 to present.
Chairman Emeritus

Richard M. Ferry                Director of Pacific Mutual, 1986 to present; President, Di-
Director                         rector and Chairman of Korn/Ferry International; Director
                                 of: Avery Dennison Corporation; ConAm Management; First
                                 Business Bank; Northwestern Restaurants, Inc.; Dole Food
                                 Co. Address: 1800 Century Park East, Suite 900, Los Ange-
                                 les, California 90067.

Donald E. Guinn                 Director of Pacific Mutual, 1984 to present; Chairman
Director                         Emeritus and Director of Pacific Telesis Group; Director
                                 of: Pacific Bell; The Dial Corp.; Bank of America NT&SA;
                                 BankAmerica Corporation; Pyramid Technology Group. Address:
                                 Pacific Telesis Center, 130 Kearny Street, Room 3719, San
                                 Francisco, California 94108-4818.

Ignacio E. Lozano, Jr.          Director of Pacific Mutual, 1988 to present; Chairman and
Director                         Editor-in-Chief of La Opinion; Director of: BankAmerica
                                 Corporation; Bank of America NT&SA; Pacific Enterprises;
                                 The Walt Disney Company. Address: 411 West Fifth Street,
                                 12th Floor, Los Angeles, California 90013.

Charles A. Lynch                Director of Pacific Mutual, 1985 to present; Chairman of
Director                         Market Value Partners Company; Director of: Nordstrom,
                                 Inc.; Mid-Peninsula Bank; Greyhound Lines Inc.; Syntex Cor-
                                 poration; Fresh Choice, Inc.; Hexel Corp.; Former President and Chief Executive Officer of Levelor Corporation. Ad-
                                 dress: 3000 Sand Hill Road, #1-125, Menlo Park, California
                                 94025.

Dr. Allen W. Mathies, Jr.       Director of Pacific Mutual, 1985 to present; Director,
Director                         President and Chief Executive Officer of: Huntington
                                 Memorial Hospital; Southern California Health Care Systems;
                                 Director of Occidental College. Address: 100 W. California
                                 Blvd., Pasadena, California 91109-7013.

Charles D. Miller               Director of Pacific Mutual, 1986 to present; Director,
Director                         Chairman and Chief Executive Officer of Avery Dennison Cor-
                                 poration; Director of: Great Western Financial Corporation;
                                 Nationwide Health Properties, Inc.; Southern California Ed-
                                 ison Company. Address: 150 N. Orange Grove Boulevard, Pasa-
                                 dena, California 91103.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Donn B. Miller                  Director of Pacific Mutual, 1977 to present; President and
Director                         Chief Executive Officer and Director of Pearson-Sibert Oil
                                 Co. of Texas; Director of: the Irvine Company; Automobile
                                 Club of Southern California; St. John's Hospital & Health
                                 Center Foundation; Former Senior Partner with the law firm of O'Melveny & Meyers. Address: 136 El Camino, Suite 216,
                                 Beverly Hills, California 90212.

Susan Westerberg Prager         Director of Pacific Mutual, 1979 to present; Dean of the
Director                         UCLA School of Law at the University of California at Los
                                 Angeles; Director of Lucille Salter Packard Children's Hos-
                                 pital of Stanford. Address: 405 Hilgard Avenue, Room 3374,
                                 Los Angeles, California 90024-1476.

James R. Ukropina               Director of Pacific Mutual, 1989 to present; Partner with
Director                         the law firm of O'Melveny & Meyers; Former Chairman and
                                 Chief Executive Officer of Pacific Enterprises; Director of
                                 Lockheed Corporation; Trustee of Stanford University.
                                 Address: 400 S. Hope Street, 16th Floor, Los Angeles,
                                 California 90071-2899.

Raymond L. Watson               Director of Pacific Mutual, 1975 to present; Vice Chairman
Director                         and Director of The Irvine Company; Director of: The Walt
                                 Disney Company; The Mitchell Energy and Development
                                 Company. Address: 550 Newport Center Drive, 9th Floor,
                                 Newport Beach, California 92660.

Marilee Roller                  Senior Vice President, Corporate Finance and Administration,
Senior Vice President            of Pacific Mutual, January 1995 to present; President and
                                 COO of Pacific Corinthian Life Insurance Company, 1992 to
                                 present; Vice President of Pacific Mutual, 1994 and 1995;
                                 Vice President and Controller of Pacific Mutual, 1990 to
                                 1992; similar positions with other subsidiaries of Pacific
                                 Mutual.

David R. Carmichael             Senior Vice President and General Counsel of Pacific Mutual,
Senior Vice President            April 1992 to present; Vice President and Investment Coun-
and General Counsel              sel of Pacific Mutual, April 1989 to April 1992; Director
                                 of: Pacific Corinthian Life Insurance Company; PM Group
                                 Life Insurance Company; Association of California Life In-
                                 surance Companies.

Lynn C. Miller                  Executive Vice President, Individual Insurance, of Pacific
Executive Vice President         Mutual, January 1995 to present; Sr. Vice President,
                                 Individual Insurance of Pacific Mutual 1989 to 1995.

Audrey L. Milfs                 Vice President and Corporate Secretary of Pacific Mutual,
Vice President                   March 1991 to present; Second Vice President and Corporate
and Corporate Secretary          Secretary of Pacific Mutual, April 1989 to March 1991;
                                 similar positions with other subsidiaries of Pacific
                                 Mutual.

Edward R. Byrd                  Vice President and Controller of Pacific Mutual, June 1992
Vice President and Controller    to present; Vice President, Corporate Audit and Financial
                                 Planning of Pacific Mutual, November 1991 to June 1992;
                                 Assistant Vice President, Corporate Audit of Pacific
                                 Mutual, May 1990 to November 1991.

Khanh T. Tran                   Vice President and Treasurer of Pacific Mutual, November
Vice President and Treasurer     1991 to present; Assistant Vice President and Treasurer of
                                 Pacific Mutual, September 1990 to November 1991; Assistant
                                 Treasurer of The Vons Companies, February 1988 to September
                                 1990; Treasurer to other subsidiaries of Pacific Mutual.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Pacific Mutual or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

  Pacific Mutual is subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of Pacific Mutual for the preceding year and its financial condition as of December 31st of that year. Pacific Mutual's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Pacific Mutual's operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  A Policy Owner may request a transfer of Accumulated Value or a Policy loan by telephone if an Authorization for Telephone Requests ("Telephone Authorization") has been properly completed, signed, and filed at Pacific Mutual's Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by Pacific Mutual. Telephone instructions received by Pacific Mutual by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Policy Owner's instructions, subject to the limitation on five allocation alternatives and the limitation of transfers before the Free-Look Transfer Date. Pacific Mutual reserves the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policy Owners might not be able to request transfers and loans by telephone and would have to submit written requests.

  Pacific Mutual has established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by Pacific Mutual, and Pacific Mutual will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon the submission of a Telephone Authorization, a Policy Owner authorizes Pacific Mutual to accept and act upon telephonic instructions for transfers or loans involving the Policy Owner's Policy, and agrees that neither Pacific Mutual, any of its affiliates, Pacific Select Fund, nor any of their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by Pacific Mutual to be genuine, provided that Pacific Mutual has complied with its procedures. As a result of this policy on telephonic requests, the Policy Owner will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Pacific Mutual, its authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by the General Counsel of Pacific Mutual.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

  The audited financial statements for the Separate Account and for Pacific Mutual included in this Prospectus and in the Registration Statement have been audited by Deloitte & Touche LLP, independent certified public accountants, as indicated in their report hereon, and are included in reliance upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements for the Separate Account as of December 31, 1994 and for the years ended December 31, 1994 and 1993 are set forth herein, starting on page 44. The audited financial statements of Pacific Mutual as of and for the years ended December 1994 and 1993 are set forth herein starting on page 51.

  The financial statements of the Separate Account and Pacific Mutual have been audited by Deloitte & Touche LLP. The financial statements of Pacific Mutual should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Pacific Mutual to meet its obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company


We have audited the accompanying statements of assets and liabilities of the Pacific Select Exec Separate Account (comprised of the Money Market, Managed Bond, Government Securities, High Yield Bond, Growth, Equity Income, Multi-Strategy, International, Equity Index, and Growth LT Variable Accounts) as of December 31, 1994 and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years ended December 31, 1994 and 1993. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Exec Separate Account as of December 31, 1994 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Costa Mesa, California
February 17, 1995

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1994
(In thousands)

                                                                                                                 High
                                                                             Money      Managed    Government    Yield
                                                                             Market      Bond      Securities    Bond      Growth
                                                                            Variable    Variable    Variable    Variable  Variable
                                                                             Account    Account     Account     Account    Account
                                                                             -------    -------     -------     -------    -------
ASSETS

Investments in Pacific Select Fund:
  Money Market Series (3,451 shares; cost $34,722)........................  $ 34,596
  Managed Bond Series (2,482 shares; cost $26,627)........................              $ 24,565
  Government Securities Series (406 shares, cost $4,111)..................                          $  3,909
  High Yield Bond Series (828 shares; cost $7,828)........................                                      $  7,379
  Growth Series (3,183 shares; cost $55,143)..............................                                                 $ 47,417
  Equity Income Series (1,439 shares; cost $21,886).......................
  Multi-Strategy Series (2,742 shares; cost $34,104)......................
  International Series (2,610 shares; cost $32,392).......................
  Equity Index Series (2,334 shares; cost $29,966)........................
  Growth LT Series (1,027 shares; cost $11,039)...........................

Receivables:
  Due from Pacific Mutual Life Insurance Company..........................                    24          42          14        104
  Fund shares redeemed....................................................        90
                                                                            --------    --------    --------    --------   --------
TOTAL ASSETS..............................................................    34,686      24,589       3,951       7,393     47,521
                                                                            --------    --------    --------    --------   --------

LIABILITIES
Payables:
  Due to Pacific Mutual Life Insurance Company............................        90
  Fund shares purchased...................................................                    24          42          14        104
                                                                            --------    --------    --------    --------   --------
TOTAL LIABILITIES.........................................................        90          24          42          14        104
                                                                            --------    --------    --------    --------   --------


NET ASSETS................................................................  $ 34,596    $ 24,565    $  3,909    $  7,379   $ 47,417
                                                                            ========    ========    ========    ========   ========


                                                                             Equity      Multi-      Inter-      Equity    Growth
                                                                             Income     Strategy    national     Index       LT
                                                                            Variable    Variable    Variable    Variable  Variable
                                                                             Account    Account     Account     Account    Account
                                                                             -------    -------     -------     -------    -------
ASSETS

Investments in Pacific Select Fund:
  Money Market Series (3,451 shares; cost $34,722)........................
  Managed Bond Series (2,482 shares; cost $26,627)........................
  Government Securities Series (406 shares, cost $4,111)..................
  High Yield Bond Series (828 shares; cost $7,828)........................
  Growth Series (3,183 shares; cost $55,143)..............................
  Equity Income Series (1,439 shares; cost $21,886).......................  $ 20,222
  Multi-Strategy Series (2,742 shares; cost $34,104)......................              $ 32,171
  International Series (2,610 shares; cost $32,392).......................                          $ 31,154
  Equity Index Series (2,334 shares; cost $29,966)........................                                      $ 30,393
  Growth LT Series (1,027 shares; cost $11,039)...........................                                                 $ 11,408

Receivables:
  Due from Pacific Mutual Life Insurance Company..........................        31         134          94          36        129
  Fund shares redeemed....................................................
                                                                            --------    --------    --------    --------   --------
TOTAL ASSETS..............................................................    20,253      32,305      31,248      30,429     11,537
                                                                            --------    --------    --------    --------   --------

LIABILITIES
Payables:
  Due to Pacific Mutual Life Insurance Company............................
  Fund shares purchased...................................................        31         134          94          36        129
                                                                            --------    --------    --------    --------   --------
TOTAL LIABILITIES.........................................................        31         134          94          36        129
                                                                            --------    --------    --------    --------   --------

NET ASSETS................................................................  $ 20,222    $ 32,171    $ 31,154    $ 30,393   $ 11,408
                                                                            ========    ========    ========    ========   ========

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994
(In thousands)

                                                                                                                  High
                                                                             Money      Managed    Government    Yield
                                                                             Market       Bond     Securities     Bond     Growth
                                                                            Variable    Variable    Variable    Variable  Variable
                                                                             Account     Account     Account     Account   Account
                                                                             -------     -------     -------     -------   -------
INVESTMENT INCOME
  Dividends...............................................................  $    812    $  1,143    $    170    $    472  $  4,039
                                                                            --------    --------    --------    --------  --------
NET INVESTMENT INCOME.....................................................       812       1,143         170         472     4,039
                                                                            --------    --------    --------    --------  --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) from security transactions......................       131         (14)       (172)       (101)    1,075
 Net unrealized appreciation (depreciation)
  on investments..........................................................       (68)     (2,086)       (160)       (330)  (10,371)
                                                                            --------    --------    --------    --------  --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS....................................................        63      (2,100)       (332)       (431)   (9,296)
                                                                            --------    --------    --------    --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................................  $    875    $   (957)   $   (162)   $     41  $ (5,257)
                                                                            ========    ========    ========    ========  ========

                                                                             Equity       Multi-      Inter-      Equity   Growth
                                                                             Income      Strategy    national     Index      LT
                                                                            Variable     Variable    Variable    Variable Variable
                                                                             Account     Account     Account     Account   Account
                                                                             -------     -------     -------     -------   -------
INVESTMENT INCOME
  Dividends...............................................................  $  1,838    $  1,767    $  1,290    $    718  $    174
                                                                            --------    --------    --------    --------  --------
NET INVESTMENT INCOME.....................................................     1,838       1,767       1,290         718       174
                                                                            --------    --------    --------    --------  --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) from security transactions......................       207         218         831         342        56
 Net unrealized appreciation (depreciation)
  on investments..........................................................    (2,115)     (2,374)     (2,049)       (841)      369
                                                                            --------    --------    --------    --------  --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS....................................................    (1,908)     (2,156)     (1,218)       (499)      425
                                                                            --------    --------    --------    --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................................  $    (70)   $   (389)   $     72    $    219  $    599
                                                                            ========    ========    ========    ========  ========

See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1994
(In thousands)

                                                                                                                  High
                                                                             Money      Managed    Government    Yield
                                                                             Market       Bond     Securities     Bond     Growth
                                                                            Variable    Variable    Variable    Variable  Variable
                                                                             Account     Account     Account     Account   Account
                                                                             -------     -------     -------     -------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income....................................................  $    812    $  1,143    $    170    $    472  $  4,039
 Net realized gain (loss) from security transactions......................       131         (14)       (172)       (101)    1,075
 Net unrealized appreciation (depreciation)
  on investments..........................................................       (68)     (2,086)       (160)       (330)  (10,371)
                                                                            --------    --------    --------    --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................................       875        (957)       (162)         41    (5,257)
                                                                            --------    --------    --------    --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.................................................    53,082       6,795       2,740       2,716    21,157
 Transfers--policy charges and deductions.................................    (3,578)     (1,634)     (1,212)       (748)   (5,776)
 Transfers in (from other variable accounts)..............................    47,668       5,550       1,200       4,398    31,248
 Transfers out (to other variable accounts)...............................   (81,555)     (1,862)     (1,816)     (2,395)  (28,528)
 Transfers--other.........................................................      (189)          5          (6)        (13)       79
                                                                            --------    --------    --------    --------  --------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.........................................    15,428       8,854         906       3,958    18,180
                                                                            --------    --------    --------    --------  --------
NET INCREASE IN NET ASSETS................................................    16,303       7,897         744       3,999    12,923

NET ASSETS
 Beginning of year........................................................    18,293      16,668       3,165       3,380    34,494
                                                                            --------    --------    --------    --------  --------
 End of year..............................................................  $ 34,596    $ 24,565    $  3,909    $  7,379  $ 47,417
                                                                            ========    ========    ========    ========  ========

                                                                             Equity       Multi-      Inter-      Equity   Growth
                                                                             Income      Strategy    national     Index      LT
                                                                            Variable     Variable    Variable    Variable Variable
                                                                             Account     Account     Account     Account   Account
                                                                             -------     -------     -------     -------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income....................................................  $  1,838    $  1,767    $  1,290    $    718  $    174
 Net realized gain (loss) from security transactions......................       207         218         831         342        56
 Net unrealized appreciation (depreciation)
  on investments..........................................................    (2,115)     (2,374)     (2,049)       (841)      369
                                                                            --------    --------    --------    --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................................       (70)       (389)         72         219       599
                                                                            --------    --------    --------    --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.................................................     6,781      12,158      11,673      10,776     3,920
 Transfers--policy charges and deductions.................................    (2,110)     (2,364)     (2,878)     (2,180)     (684)
 Transfers in (from other variable accounts)..............................     6,482       2,983      19,282       4,498     8,962
 Transfers out (to other variable accounts)...............................    (2,573)     (1,864)     (8,521)     (2,407)   (1,436)
 Transfers--other.........................................................        46          32          23          44        47
                                                                            --------    --------    --------    --------  --------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.........................................     8,626      10,945      19,579      10,731    10,809
                                                                            --------    --------    --------    --------  --------
NET INCREASE IN NET ASSETS................................................     8,556      10,556      19,651      10,950    11,408

NET ASSETS
 Beginning of year........................................................    11,666      21,615      11,503      19,443         0
                                                                            --------    --------    --------    --------  --------
 End of year..............................................................  $ 20,222    $ 32,171    $ 31,154    $ 30,393  $ 11,408
                                                                            ========    ========    ========    ========  ========


See Notes to Financial Statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1993
(In thousands)

                                                                                                                  High
                                                                             Money      Managed    Government    Yield
                                                                             Market       Bond     Securities     Bond     Growth
                                                                            Variable    Variable    Variable    Variable  Variable
                                                                             Account     Account     Account     Account   Account
                                                                             -------     -------     -------     -------   -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income....................................................  $    207    $  1,286    $    258    $    359  $  1,777
 Net realized gain (loss) from security transactions......................       (5)          46          37         202     1,308
 Net unrealized appreciation (depreciation) on investments................       (16)         65         (31)       (120)    1,385
                                                                            --------    --------    --------    --------  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS................................................       186       1,397         264         441     4,470
                                                                            --------    --------    --------    --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.................................................    35,507       5,651       1,049       1,630    10,211
 Transfers--policy charges and deductions.................................    (1,724)       (802)       (422)       (380)   (3,130)
 Transfers in (from other variable accounts)..............................    10,936       2,239         612       3,177    17,425
 Transfers out (to other variable accounts)...............................   (37,176)       (562)       (561)     (3,248)   (8,351)
 Transfers--other.........................................................      (142)         10           1           4        34
                                                                            --------    --------    --------    --------  --------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.........................................     7,401       6,536         679       1,183    16,189
                                                                            --------    --------    --------    --------  --------
NET INCREASE IN NET ASSETS................................................     7,587       7,933         943       1,624    20,659

NET ASSETS
 Beginning of year........................................................    10,706       8,735       2,222       1,756    13,835
                                                                            --------    --------    --------    --------  --------
 End of year..............................................................  $ 18,293    $ 16,668    $  3,165    $  3,380  $ 34,494
                                                                            ========    ========    ========    ========  ========

                                                                             Equity       Multi-      Inter-      Equity
                                                                             Income      Strategy    national     Index
                                                                            Variable     Variable    Variable    Variable
                                                                             Account     Account     Account     Account
                                                                             -------     -------     -------     -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income....................................................  $    565    $    884    $    104    $    442
 Net realized gain (loss) from security transactions......................       184         198         217         280
 Net unrealized appreciation (depreciation) on investments................       (42)         34       1,054         616
                                                                            --------    --------    --------    --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS................................................       707       1,116       1,375       1,338
                                                                            --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premiums.................................................     4,307       9,790       3,354       7,264
 Transfers--policy charges and deductions.................................    (1,223)     (1,573)       (821)     (1,317)
 Transfers in (from other variable accounts)..............................     3,012       6,621       7,614       4,321
 Transfers out (to other variable accounts)...............................    (1,391)       (598)     (3,018)     (1,258)
 Transfers--other.........................................................         9           2          20          15
                                                                            --------    --------    --------    --------
NET INCREASE IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS.........................................     4,714      14,242       7,149       9,025
                                                                            --------    --------    --------    --------
NET INCREASE IN NET ASSETS................................................     5,421      15,358       8,524      10,363

NET ASSETS
 Beginning of year........................................................     6,245       6,257       2,979       9,080
                                                                            --------    --------    --------    --------
 End of year..............................................................  $ 11,666    $ 21,615    $ 11,503    $ 19,443
                                                                            ========    ========    ========    ========


See Notes to Financial Statements.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

      The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is currently comprised of ten subaccounts called Variable
Accounts: the Money Market Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the High Yield Bond Variable Account, the Growth Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the International Variable Account, the Equity Index Variable Account, and the Growth LT Variable Account. The assets in each Variable Account are invested in shares of the corresponding series of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies.

      The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

   A. Valuation of Investments

      Investments in shares of the Fund are valued at the reported net asset values of the respective series.

   B. Security Transactions

      Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

   C. Federal Income Taxes

      The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

      During 1994 and 1993, the Fund declared dividends for each series. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related series.

3. CHARGES AND EXPENSES

      With respect to variable life insurance policies funded by the Separate Account, Pacific Mutual makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Mutual also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Mutual assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Mutual.

4. RELATED PARTY AGREEMENT

      Pacific Equities Network, an indirect subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Mutual.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

5. SELECTED ACCUMULATION UNIT** INFORMATION

     Selected accumulation unit information for the year ended December 31, 1994 were as follows:

                                                                                  High
                                             Money      Managed    Government    Yield
                                             Market       Bond     Securities     Bond      Growth
                                            Variable    Variable    Variable    Variable   Variable
                                             Account     Account     Account     Account    Account
                                             -------     -------     -------     -------    -------
ACCUMULATION UNIT
  VALUE:
  Beginning                                  $ 13.26     $ 17.44     $ 17.10     $ 18.21    $ 21.22
                                             =======     =======     =======     =======    =======
  Ending                                     $ 13.76     $ 16.68     $ 16.23     $ 18.29    $ 19.00
                                             =======     =======     =======     =======    =======
Number of Units Outstanding at
  End of Period                            2,514,824   1,472,406     240,896     403,441  2,496,205

                                             Equity       Multi-      Inter-      Equity     Growth
                                             Income      Strategy    national     Index        LT
                                            Variable     Variable    Variable    Variable   Variable
                                             Account     Account     Account     Account     Account
                                             -------     -------     -------     -------     -------
ACCUMULATION UNIT
  VALUE:
  Beginning                                  $ 18.07     $ 17.51     $ 13.66     $ 14.61     $ 10.00
                                             =======     =======     =======     =======    ========
  Ending                                     $ 18.01     $ 17.24     $ 14.07     $ 14.76     $ 11.32
                                             =======     =======     =======     =======    ========
Number of Units Outstanding at
  End of Period                            1,122,604   1,865,588   2,214,443   2,058,970   1,007,334


-----------------

**Accumulation Unit: unit of measure used to calculate the value of a Contract
  Owner's interest in a Variable Account during the Accumulation Period.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Mutual Life Insurance Company:

We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31, 1994 and 1993, and the related statements of operations and surplus and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31, 1994 and 1993 and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Costa Mesa, California
February 21, 1995

                     Pacific Mutual Life Insurance Company

                       STATEMENTS OF FINANCIAL POSITION


                                                            December 31,
                                                         1994          1993
--------------------------------------------------------------------------------
                                                           (In Thousands)
ASSETS
  Bonds                                              $  6,669,853  $  5,899,646
  Preferred stocks                                        132,604       143,016
  Common stocks                                            57,874        71,086
  Unconsolidated subsidiaries                             196,401       141,611
  Mortgage loans                                        1,421,182     1,611,400
  Real estate                                             157,507       134,257
  Home office properties                                   51,419        52,115
  Policy loans                                          2,312,455     1,960,162
  Cash and short-term investments                          97,745       342,401
  Investment income due and accrued                       125,534       125,783
  Premiums due and uncollected, and other assets          245,243       143,669
  Separate account assets                               3,260,374     2,720,997
--------------------------------------------------------------------------------

TOTAL ASSETS                                         $ 14,728,191  $ 13,346,143
================================================================================

LIABILITIES AND SURPLUS
Liabilities
  Policy reserves                                    $  6,476,634  $  5,807,708
  Deposit funds                                         3,298,915     3,485,440
  Other liabilities                                       885,638       583,989
  Asset valuation reserve                                 179,006       165,251
  Separate account liabilities                          3,260,374     2,720,979
--------------------------------------------------------------------------------
Total Liabilities                                      14,100,567    12,763,367
Surplus                                                   627,624       582,776
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND SURPLUS                        $ 14,728,191  $ 13,346,143
================================================================================

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                     STATEMENTS OF OPERATIONS AND SURPLUS


                                                       Years Ended December 31,
                                                         1994            1993
--------------------------------------------------------------------------------
                                                           (In Thousands)
REVENUES
  Premiums, annuity considerations and deposit funds  $ 2,180,409   $ 2,325,160
  Net investment income                                   879,116       879,931
  Other income                                              5,073         4,959
--------------------------------------------------------------------------------
TOTAL REVENUES                                          3,064,598     3,210,050
--------------------------------------------------------------------------------

BENEFIT AND EXPENSES
  Current and future policy benefits                    2,686,406     2,818,344
  Operating expenses                                      222,203       218,387
  Premium and other taxes (excluding tax on
   capital gains)                                          28,715        26,057
  Dividends to policyowners                                17,162        17,609
--------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             2,954,486     3,080,397
--------------------------------------------------------------------------------

INCOME BEFORE FEDERAL INCOME TAXES                        110,112       129,653
Federal income taxes                                       41,510        22,367
--------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                   68,602       107,286
NET REALIZED CAPITAL GAINS                                 12,424        11,226
--------------------------------------------------------------------------------

NET INCOME                                            $    81,026   $   118,512
================================================================================

SURPLUS
Net income                                            $    81,206   $   118,512
Contribution certificates                                               149,589
Other surplus transactions, net                           (36,178)      (57,012)
--------------------------------------------------------------------------------
Increase in surplus                                        44,848       211,089
Surplus, beginning of year                                582,776       371,687
--------------------------------------------------------------------------------

SURPLUS, END OF YEAR                                 $    627,624   $   582,776
================================================================================

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW


                                                       Years Ended December 31,
                                                         1994            1993
--------------------------------------------------------------------------------
                                                            (In Thousands)

CASH FLOW FROM OPERATIONS
Receipts
  Premiums, annuity considerations and deposit funds  $ 1,687,583   $ 2,065,646
  Net investment income                                   809,791       839,682
  Allowances and reserve adjustments on
   reinsurance ceded                                      491,363       230,995
  Other                                                    23,862         9,965
Payments
  Policy benefit payments                              (1,408,650)   (1,530,086)
  Net policy loans                                       (352,358)     (436,216)
  Operating expenses                                     (247,437)     (204,768)
  Net transfer to separate accounts                      (594,284)     (922,130)
  Premium and other taxes                                 (34,795)      (24,785)
  Dividends to policyowners                               (17,319)      (17,641)
  Federal income tax                                      (23,995)      (87,162)
--------------------------------------------------------------------------------
NET CASH FLOW FROM OPERATIONS                             333,761       (76,500)
--------------------------------------------------------------------------------
CASH FLOW FROM INVESTMENTS
Proceeds
  Bonds                                                 2,937,210     2,696,822
  Stocks                                                  139,785       346,072
  Mortgage loans                                          390,642       408,238
  Real estate                                              20,163        90,389
  Other investments                                        47,132        94,874
Payments for the purchase of
  Bonds                                                (3,673,859)   (3,174,986)
  Stocks                                                 (126,823)     (278,932)
  Mortgage loans                                         (230,859)     (131,841)
  Real estate                                             (17,466)       (7,087)
  Other investments                                      (114,106)      (37,844)
--------------------------------------------------------------------------------
NET CASH FLOW FROM INVESTMENTS                           (628,181)        5,705
--------------------------------------------------------------------------------
CASH FLOW FROM BORROWINGS                                  49,764
--------------------------------------------------------------------------------
CASH FLOW FROM CONTRIBUTION CERTIFICATES                                149,589
--------------------------------------------------------------------------------
Increase (decrease) in cash and short-term investments   (244,656)       78,794
Cash and short-term investments, beginning of year        342,401       263,607
--------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR          $    97,745   $   342,401
================================================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid                                       $    22,120   $     8,054
================================================================================

See Notes to Financial Statements.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF BUSINESS

     Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868. Its core business consists of life insurance, annuity and pension products. In addition, Pacific Mutual provides other insurance, employee benefits and investment management and advisory services through its subsidiaries.

     BASIS OF PRESENTATION

     Pacific Mutual's financial statements are based on accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

     In April 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation"). The Interpretation was amended by Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts," ("SFAS No. 120") which was issued in January 1995, to further clarify the accounting for mutual life insurance companies and to defer the effective date of the general provisions of the Interpretation to fiscal years beginning after December 15, 1995. SFAS No. 120 did not change the disclosure of other transition provisions of the Interpretation. The Interpretation does not preclude mutual life insurance enterprises for issuing financial statements prepared under statutory accounting practices but concludes that those financial statements should not be described as being prepared in conformity with generally accepted accounting principles ("GAAP"). Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may elect to issue. Pacific Mutual has not quantified the effects of the application of the Interpretation on its financial statements since the company has not yet determined whether for general purposes it will continue to issue statutory financial statements or statements adopting all applicable authoritative GAAP pronouncements.

     CHANGE IN ACCOUNTING POLICIES

     During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of its postretirement health care and life insurance plans as prescribed by the Insurance Department of the State of California. This change is more fully described in Note 10.

     INVESTMENTS

     Investments in bonds are carried at amortized cost. Preferred stocks are principally stated at amortized cost. Common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for PCL (Note 2) which is carried at cost.

     Mortgage loans and policy loans are stated at unpaid principle balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

     Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

     The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR") included in

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments and these capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $13.1 million and $22.4 million as of December 31, 1994 and 1993, respectively.

     Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $2.2 million and $16.9 million and transfers to the IMR of $(.4) million and $22.4 million for the years ended December 31, 1994 and 1993, respectively.

     Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity securities, which are marked to market, are recognized immediately. Derivatives which do not qualify for hedge accounting are valued at market value through surplus while still held and through income when realized.

     On November 15, 1994, Pacific Financial Asset Management Corporation, a wholly-owned, second-tier subsidiary of Pacific Mutual and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Substantially all operations of these entities and net assets of $20.9 million were contributed in exchange for approximately 42% of the newly issued partnership units.

     POLICY RESERVES AND DEPOSIT FUNDS

     Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method, or other modified reserve methods.

     Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

     The liability for deposit funds, including guaranteed interest contracts, is based primarily upon, and is not less than, the policyowners' equity in their deposit accounts, including credited interest.

     REVENUES AND EXPENSES

     Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

     Expenses, including policy acquisition costs such as commissions, are charged to operations as incurred.

     DIVIDENDS

     Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

     FEDERAL INCOME TAXES

     Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its domestic subsidiaries except PCL. The amount of federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The difference between the effective tax rate and the statutory tax rate of 35% for 1994 and 1993 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserve differences, non-taxable investment income and the equity tax for 1994.

     OTHER SURPLUS TRANSACTIONS

     Other surplus transactions consist primarily of unrealized gains and losses, changes in nonadmitted assets, and changes in the AVR.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SEPARATE ACCOUNTS

     Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimate fair values of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

     RECLASSIFICATIONS

     Certain prior year amounts have been reclassified to conform to the 1994 financial statement presentation.

2.   REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

     Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary, Pacific Corinthian Life Insurance Company ("PCL"), will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

     The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992 pursuant to an assumption reinsurance agreement and asset purchase agreement.

     In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by Pacific Financial Holding Company, a wholly-owned subsidiary of Pacific Mutual, for a total of $53.3 million initial capitalization.

     In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.   INVESTMENTS IN DEBT SECURITIES

     The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


3.   INVESTMENTS IN DEBT SECURITIES (Continued)

                                                          Gross Unrealized           Estimated
                                     Statement       --------------------------        Fair
                                       Value           Gains           Losses          Value
                                     ----------------------------------------------------------
                                                            (In Thousands)
December 31, 1994:
U.S. Treasury securities
 and obligations of U.S.
 government authorities
 and agencies                        $  216,201      $    1,064      $   37,113      $  180,152
Obligations of states, political
 subdivisions and foreign
 governments                            321,798           5,371          16,309         310,860
Corporate securities                  3,771,271         104,311         160,712       3,714,870
Mortgage-backed securities            2,480,307          28,911          81,147       2,428,071
Redeemable preferred stock               81,026             343           5,031          76,338
                                     ----------------------------------------------------------
Total                                $6,870,603      $  140,000      $  300,312      $6,710,291
                                     ==========================================================

December 31, 1993:
U.S. Treasury securities
 and obligations of U.S.
 government authorities
 and agencies                        $  482,104      $   10,227      $    6,788      $  485,543
Obligations of states, political
 subdivisions and foreign
 governments                            194,819          16,520             296         211,043
Corporate securities                  3,328,988         338,039           6,114       3,660,913
Mortgage-backed securities            2,248,574         120,947          10,875       2,358,646
Redeemable preferred stock               88,456           3,314             359          91,411
                                     ----------------------------------------------------------
Total                                $6,342,941      $  489,047      $   24,432      $6,807,556
                                     ==========================================================

The statement value and estimated fair value of debt securities as of December 31, 1994 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                Estimated
                                              Statement            Fair
                                                Value             Value
                                              ---------------------------
                                                     (In Thousands)
Due in one year or less                       $  429,348       $  414,074
Due after one year through five years          1,349,078        1,343,824
Due after five years through ten years         1,340,882        1,299,969
Due after ten years                            1,270,988        1,224,353
                                              ---------------------------
                                               4,390,296        4,282,220
Mortgage-backed securities                     2,480,307        2,428,071
                                              ---------------------------
Total                                         $6,870,603       $6,710,291
                                              ===========================

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


3.   INVESTMENTS IN DEBT SECURITIES (Continued)

     Proceeds from sales of investments in debt securities were $1.5 billion and $1.2 billion for the years ended December 31, 1994 and 1993, respectively. In 1994 and 1993, gross gains of $30 million and $53 million and gross losses of $43 million and $2 million, respectively, were realized on those sales.

4.   FINANCIAL INSTRUMENTS

     The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:

                                               December 31, 1994               December 31, 1993
                                           Statement       Estimated       Statement       Estimated
                                             Value         Fair Value        Value         Fair Value
                                           ----------------------------------------------------------
                                                              (In Thousands)
Assets:
  Debt securities (See note 3)             $6,870,603      $6,710,291      $6,342,941      $6,807,556
  Preferred and common stocks                 109,458         116,993         125,646         143,090
  Mortgage loans                            1,421,182       1,452,596       1,611,400       1,692,700
  Policy loans                              2,312,455       2,312,455       1,960,162       1,960,162
  Derivative financial instruments:
    Interest rate swaps                           121         (24,809)                         25,641
    Other                                       2,672          (2,822)         10,116          47,118
Liabilities:
  Guaranteed interest contracts             2,635,356       2,614,961       2,586,538       2,669,666
  Deposit liabilities                         871,548         833,274         929,748         977,285
  Other derivative financial instruments        2,270           2,128             440
Contribution certificates                     149,593         124,313         149,589         153,480

The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1994 and 1993:

PREFERRED AND COMMON STOCKS

The estimated fair values are based on quoted market prices or dealer quotes.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The statement value of policy loans is a reasonable estimate of their fair values.

GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

The estimated fair values of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.    FINANCIAL INSTRUMENTS (Continued)

      GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES (Continued)

      Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $749 million as of December 31, 1994, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

      DERIVATIVE FINANCIAL INSTRUMENTS

      Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices and interest rates. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, forwards, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The notional amounts of those instruments reflect the extent of involvement in those various types of financial instruments. The estimated gain values of these instruments are based on market or dealer quotes. Pacific Mutual determines, in an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance-sheet credit risks.

      Options and Floors

      Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition. Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1994, the notional amount of options held and options written approximated $1.5 billion and $42 million, respectively. Option contracts mature during fiscal years 1995 through 2000.

      Interest Rate Swap Contracts

      Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes in interest rates on its variable short-term and long-term investments. These contracts effectively change the interest rate exposure on variable rate notes to fixed rates which range from 1.9% to 8.6% as of December 31, 1994, and from 1.9% to 12.2% as of December 31, 1993. Interest rate swap contracts mature during fiscal years 1996 through 2013. As of December 31, 1994 and 1993, interest rate swap contracts outstanding with financial institutions had a total notional amount of $477 million and $770 million, respectively.

      Foreign Currency Exchange Contracts

      Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1994, the notional amount of foreign currency exchange contracts approximated $35 million. Foreign currency exchange contracts expire during fiscal years 1995 through 1999.

      Future Contracts

      Pacific Mutual uses exchange-traded futures contracts for asset and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1994 and 1993, the notional amounts of futures contracts were $163 million and $573 million, respectively. The notional amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

      CONTRIBUTION CERTIFICATES

      The estimated fair value of contribution certificates is based on market quotes.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


5.   CONCENTRATION OF CREDIT RISK

     Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

     Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivative securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6.   UNCONSOLIDATED SUBSIDIARIES

     Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1994 and 1993, subsidiary assets, including PCL, were $4.5 billion and $4.4 billion, respectively, and liabilities were $4.2 billion as of December 31, 1994 and 1993.

     Revenue and net income, including PCL, were $1.1 billion and $75 million for the year ended December 31, 1994, and $1.0 billion and $57 million for the year ended December 31, 1993. Dividends from subsidiaries totaled $2 million and $24 million for the years ended December 31, 1994 and 1993, respectively. All earnings of the subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7.   BORROWINGS

     Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no commercial paper borrowings outstanding as of December 31, 1993.

     In addition, Pacific Mutual had available lines of credit totaling approximately $250 million and $300 million as of December 31, 1994 and 1993, respectively. There were no borrowings outstanding as of December 31, 1994 and 1993.

8.   CONTRIBUTION CERTIFICATES

     On December 30, 1993, Pacific Mutual issued $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

9.   REINSURANCE

     Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1994 and 1993, individual life and annuity premiums assumed were $20 million and $22 million and premiums ceded were $363 million and $292 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $13 million and $21 million as of December 31, 1994 and 1993, respectively. Policy benefits payable are net of reinsurance on unpaid claims of $(4) million and $0 at December 31, 1994 and 1993, respectively.

     Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $90 million and $122 million, and benefits of $70 million and $80 million were ceded during the years ended December 31, 1994 and 1993, respectively. Amounts payable to the subsidiary under this agreement were $8 million and $4 million as of December 31, 1994 and 1993, respectively.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


9.   REINSURANCE (Continued)

     To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10.  PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

     PENSION PLAN

     Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. No contributions were made during 1994 or 1993 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (March 31 of each year) are as follows:

                                                              1994        1993
                                                            --------------------
                                                               (In Thousands)
          Actuarial present value of accumulated benefits
           accumulated benefits:
            Vested                                          $ 88,122    $ 83,060
            Nonvested                                          1,115         572
                                                            --------------------
          Total                                             $ 89,237    $ 83,632
                                                            ====================
          Net assets available for benefits                 $111,089    $109,194
                                                            ====================

     The above present values were determined using an assumed discount rate of 8.5% in 1994 and 1993.

     POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

     Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1994 and 1993 was $1.7 million for both years.

     During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California, and elected to amortize its transition obligation of $26.7 million over twenty years.

     Components of net periodic postretirement benefit cost as follows (In Thousands):

                                                       Years Ended December 31,
                                                        1994              1993
                                                       ------------------------
          Service cost                                 $  186            $   89
          Interest cost                                 1,790             1,907
          Amortization                                   (260)             (260)
                                                       ------------------------
                                                        1,716             1,736
          Recognized transition obligation - net        1,337             1,336
                                                       ------------------------
          Net periodic postretirement benefit cost     $3,053            $3,072
                                                       ========================

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


10.  PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (Continued)

     The following table presents The Plans' funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                                            1994         1993
                                                          ---------------------
          Accumulated postretirement obligation:
            Retirees                                      $ 20,580     $ 22,844
            Fully eligible active plan participants          1,346        1,044
            Other active plan participants                   2,455        1,972
                                                          ---------------------
                                                            24,381       25,860
          Fair value of plan assets                              0            0
                                                          ---------------------
          Unfunded accumulated postretirement obligation    24,381       25,860
          Unrecognized net gain/(loss)                         942       (1,060)
          Prior service cost                                 1,849        2,109
          Unrecognized transition obligation-net           (24,056)     (25,393)
                                                          ---------------------
          Accrued postretirement benefit liability        $  3,116     $  1,516
                                                          =====================

     The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 11% for 1994 and 12% for 1993, and is assumed to decrease gradually to 6% in 2005 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1994 and 1993 would be increased by 11.2% and 8.8%, respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 13.6% and 8.6%, respectively.

     The discount rate used in determining the accumulated postretirement benefit obligation was 8.0% and 7.5% for 1994 and 1993, respectively.

11.  INVESTMENT COMMITMENTS

     Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

          Year Ended December 31:
          -----------------------
           1995                                             $55,152
           1996-1999                                         23,588
           2000 and thereafter                               20,669
                                                            -------
          Total                                             $99,409
                                                            =======

12.  LITIGATION

     Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

                                   APPENDIX A

           TABLE OF NET CASH VALUE ACCUMULATION TEST SINGLE PREMIUMS
                          (PER $1 OF FUTURE BENEFITS)

AGE    FEMALE       MALE       UNISEX      AGE     FEMALE       MALE       UNISEX
---    -------     -------     -------     ---     -------     -------     -------
 0     0.07165     0.08697     0.08395     50      0.34637     0.40440     0.39273
 1     0.07178     0.08655     0.08364     51      0.35693     0.41653     0.40453
 2     0.07383     0.08901     0.08601     52      0.36775     0.42888     0.41655
 3     0.07602     0.09165     0.08857     53      0.37880     0.44143     0.42877
 4     0.07831     0.09441     0.09124     54      0.39008     0.45416     0.44119
 5     0.08072     0.09731     0.09405     55      0.40160     0.46704     0.45376
 6     0.08324     0.10038     0.09701     56      0.41336     0.48007     0.46650
 7     0.08589     0.10361     0.10012     57      0.42540     0.49324     0.47939
 8     0.08865     0.10702     0.10340     58      0.43774     0.50655     0.49246
 9     0.09155     0.11061     0.10686     59      0.45042     0.52002     0.50571
10     0.09457     0.11436     0.11047     60      0.46347     0.53364     0.51915
11     0.09773     0.11828     0.11423     61      0.47686     0.54739     0.53274
12     0.10100     0.12232     0.11813     62      0.49058     0.56124     0.54648
13     0.10438     0.12645     0.12211     63      0.50455     0.57516     0.56031
14     0.10788     0.13063     0.12615     64      0.51871     0.58909     0.57418
15     0.11146     0.13484     0.13024     65      0.53301     0.60301     0.58806
16     0.11515     0.13906     0.13435     66      0.54743     0.61689     0.60192
17     0.11895     0.14330     0.13850     67      0.56201     0.63072     0.61578
18     0.12285     0.14757     0.14269     68      0.57676     0.64453     0.62963
19     0.12689     0.15193     0.14699     69      0.59177     0.65831     0.64352
20     0.13106     0.15640     0.15140     70      0.60703     0.67206     0.65742
21     0.13538     0.16103     0.15595     71      0.62253     0.68574     0.67131
22     0.13985     0.16584     0.16069     72      0.63818     0.69929     0.68513
23     0.14449     0.17087     0.16564     73      0.65388     0.71262     0.69878
24     0.14930     0.17613     0.17081     74      0.66948     0.72564     0.71216
25     0.15429     0.18165     0.17622     75      0.68489     0.73828     0.72522
26     0.15946     0.18744     0.18188     76      0.70006     0.75052     0.73792
27     0.16482     0.19351     0.18780     77      0.71496     0.76238     0.75028
28     0.17038     0.19985     0.19398     78      0.72961     0.77391     0.76234
29     0.17613     0.20646     0.20042     79      0.74406     0.78517     0.77417
30     0.18209     0.21334     0.20711     80      0.75830     0.79621     0.78581
31     0.18825     0.22049     0.21407     81      0.77229     0.80702     0.79725
32     0.19462     0.22790     0.22127     82      0.78597     0.81756     0.80843
33     0.20122     0.23558     0.22874     83      0.79922     0.82774     0.81926
34     0.20805     0.24352     0.23646     84      0.81195     0.83745     0.82966
35     0.21510     0.25173     0.24443     85      0.82411     0.84665     0.83956
36     0.22239     0.26019     0.25266     86      0.83569     0.85536     0.84899
37     0.22990     0.26892     0.26114     87      0.84673     0.86362     0.85799
38     0.23761     0.27790     0.26987     88      0.85730     0.87153     0.86665
39     0.24554     0.28712     0.27883     89      0.86749     0.87920     0.87507
40     0.25366     0.29659     0.28802     90      0.87741     0.88679     0.88338
41     0.26197     0.30630     0.29745     91      0.88720     0.89444     0.89175
42     0.27047     0.31623     0.30709     92      0.89704     0.90237     0.90034
43     0.27917     0.32641     0.31697     93      0.90712     0.91083     0.90938
44     0.28807     0.33683     0.32707     94      0.91771     0.92013     0.91917
45     0.29719     0.34748     0.33742     95      0.92905     0.93048     0.92990
46     0.30654     0.35837     0.34800     96      0.94128     0.94201     0.94171
47     0.31613     0.36951     0.35881     97      0.95429     0.95459     0.95445
48     0.32597     0.38089     0.36986     98      0.96766     0.96774     0.96772
49     0.33604     0.39252     0.38118     99      0.98064     0.98064     0.98064

                                   APPENDIX B

                             GUIDELINE PREMIUM TEST

                           DEATH BENEFIT PERCENTAGES

 AGE   PERCENTAGE AGE PERCENTAGE AGE PERCENTAGE     AGE     PERCENTAGE
 ----  ---------- --- ---------- --- ----------     ---     ----------
 0-40     250%    50     185%    60     130%        70         115%
  41      243     51     178     61     128         71         113
  42      236     52     171     62     126         72         111
  43      229     53     164     63     124         73         109
  44      222     54     157     64     122         74         107
  45      215     55     150     65     120        75-90       105
  46      209     56     146     66     119         91         104
  47      203     57     142     67     118         92         103
  48      197     58     138     68     117         93         102
  49      191     59     134     69     116     94 or older    101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

       Guideline Premium Test

     1. Age 40, Option A, $10,000 annual premium, Current Cost of In-surance Rates.
     2.    Age 40, Option A, $10,000 annual premium, Guaranteed Cost of
           Insurance Rates.
     3. Age 40, Option B, $10,000 annual premium, Current Cost of In-surance Rates.
     4.    Age 40, Option B, $10,000 annual premium, Guaranteed Cost of
           Insurance Rates.

       Cash Value Accumulation Test

     1.    Age 40, $10,000 annual premium, Current Cost of Insurance
           Rates.
     2.    Age 40, $10,000 annual premium, Guaranteed Cost of Insurance
           Rates.

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  The second column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest (after taxes) at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Accounts. These values also take into account the premium loads, the administrative charges and the mortality and expense risk charges. The daily investment advisory fee is assumed to be equivalent to an annual rate of 0.60% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the ten Portfolios of the Fund. The amounts shown would differ if unisex rates were used or if the insured were female and female rates were used. On those illustrations assuming current rates, the amounts would also differ if the insured were a smoker and smoker rates were used.

  The tables also reflect other expenses of the Fund at the rate of 0.27% of the average daily net assets of a Portfolio, which amounts to 0.87% of the average daily net assets of a Portfolio including the investment advisory fee, as adjusted to exclude costs borne by the Fund in connection with the acquisition of assets of Pacific Corinthian Variable Fund and include any foreign taxes. For the year ended December 31, 1994, the total expenses of each Portfolio after the expense limitation described below, but before any adjustment, were the following percentages of the average daily net assets of the Portfolios: 0.64% for the Money Market Portfolio; 0.94% for the Equity Income and Multi-Strategy Portfolios; 1.22% for the International Portfolio; 0.84% for the Managed Bond Portfolio; 0.88% for the Government Securities and High Yield Bond Portfolios; 0.86% for the Growth Portfolio; 1.08% (annualized) for the Growth LT Portfolio; and 0.51% for the Equity Index Portfolio. Pacific Mutual has agreed, until at least December 31, 1995, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest and gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Mutual began this expense reimbursement policy in April 1989. As a result of this policy, the operating expenses of the Portfolios for the year ending December 31, 1994 were equal to the amounts reflected in the tables as described above. In the absence of this policy, the Portfolio's total expenses, including advisory fees and before any adjustments, for the Fund's fiscal year ending December 31, 1994 would have been as follows:
0.64% for the Money Market Portfolio; 0.97% for the High Yield Bond Portfolio; 0.84% for the Managed Bond Portfolio; 0.95% for the Government Securities Portfolio; 0.86% for the Growth Portfolio; 1.22% (annualized) for the Growth LT Portfolio; 1.00% for the Equity Income Portfolio; 0.94% for the Multi-Strategy Portfolio; 1.22% for the International Portfolio; and 0.54% for the Equity Index Portfolio. Pacific Mutual intends to continue the above-described expense reimbursement policy until at least December 31, 1995. There can be no assurance that the expense reimbursement arrangement will continue after that date, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.90%, 5.05%, and 10.99%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since Pacific Mutual is not currently making these charges. In the event that these charges are to be made, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, Accumulated Values and Net Cash Surrender Values illustrated.

  Pacific Mutual will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Underwriting Class, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                  Based on Current Cost of Insurance Charges

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: A
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                          Total
                        Premiums           End of Year DEATH BENEFIT Assuming
       End of          Paid Plus        Hypothetical Gross Annual Investment Return of
       Policy         Interest at       ----------------------------------------------
        Year              5%                0%                6%                12%
       ------         -----------       ----------        ----------        ----------
         1             $ 10,500          $559,456          $559,456         $  559,456
         2             $ 21,525          $559,456          $559,456         $  559,456
         3             $ 33,101          $559,456          $559,456         $  559,456
         4             $ 45,256          $559,456          $559,456         $  559,456
         5             $ 58,019          $559,456          $559,456         $  559,456
         6             $ 71,420          $559,456          $559,456         $  559,456
         7             $ 85,491          $559,456          $559,456         $  559,456
         8             $100,266          $559,456          $559,456         $  559,456
         9             $115,779          $559,456          $559,456         $  559,456
         10            $132,068          $559,456          $559,456         $  559,456
         15            $226,575          $559,456          $559,456         $  559,456
         20            $347,193          $559,456          $559,456         $  662,798
         25            $501,135          $559,456          $559,456         $1,085,282
         30            $697,608          $559,456          $571,179         $1,790,060
         35            $948,363          $559,456          $723,077         $2,811,093

                   End of Year ACCUMULATED VALUE                      End of Year NET CASH SURRENDER VALUE
                 Assuming Hypothetical Gross Annual                    Assuming Hypothetical Gross Annual
End of                  Investment Return of                                  Investment Return of
Policy    ----------------------------------------------        ----------------------------------------------
 Year         0%                6%                12%               0%                6%                12%
------    ----------        ----------        ----------        ----------        ----------        ----------
  1        $  5,271          $  5,641         $    6,011         $  3,313          $  3,683         $    4,053
  2        $ 10,742          $ 11,818         $   12,940         $ 10,037          $ 11,113         $   12,235
  3        $ 16,848          $ 19,030         $   21,392         $ 14,890          $ 17,072         $   19,433
  4        $ 24,196          $ 27,978         $   32,217         $ 22,238          $ 26,020         $   30,258
  5        $ 31,428          $ 37,317         $   44,160         $ 29,470          $ 35,359         $   42,202
  6        $ 38,498          $ 47,018         $   57,292         $ 36,931          $ 45,452         $   55,725
  7        $ 45,401          $ 57,093         $   71,733         $ 44,226          $ 55,918         $   70,558
  8        $ 52,155          $ 67,573         $   87,639         $ 51,371          $ 66,790         $   86,856
  9        $ 58,783          $ 78,505         $  105,194         $ 58,392          $ 78,113         $  104,802
  10       $ 65,432          $ 90,061         $  124,734         $ 65,432          $ 90,061         $  124,734
  15       $ 97,852          $158,380         $  262,927         $ 97,852          $158,380         $  262,927
  20       $124,387          $242,139         $  494,625         $124,387          $242,139         $  494,625
  25       $145,071          $351,297         $  889,576         $145,071          $351,297         $  889,576
  30       $150,108          $492,395         $1,543,155         $150,108          $492,395         $1,543,155
  35       $125,961          $675,773         $2,627,190         $125,961          $675,773         $2,627,190

----------
All premium payments are illustrated as if made at the beginning of the policy year.
This illustration assumes no policy loans have been made.
* Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                 Based on Guaranteed Cost of Insurance Charges

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: A
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                          Total
                        Premiums           End of Year DEATH BENEFIT Assuming
       End of          Paid Plus        Hypothetical Gross Annual Investment Return of
       Policy         Interest at       ----------------------------------------------
        Year              5%                0%                6%                12%
       ------         -----------       ----------        ----------        ----------
         1             $ 10,500          $559,456          $559,456         $  559,456
         2             $ 21,525          $559,456          $559,456         $  559,456
         3             $ 33,101          $559,456          $559,456         $  559,456
         4             $ 45,256          $559,456          $559,456         $  559,456
         5             $ 58,019          $559,456          $559,456         $  559,456
         6             $ 71,420          $559,456          $559,456         $  559,456
         7             $ 85,491          $559,456          $559,456         $  559,456
         8             $100,266          $559,456          $559,456         $  559,456
         9             $115,779          $559,456          $559,456         $  559,456
         10            $132,068          $559,456          $559,456         $  559,456
         15            $226,575          $559,456          $559,456         $  559,456
         20            $347,193          $559,456          $559,456         $  586,468
         25            $501,135          $559,456          $559,456         $  957,399
         30            $697,608          $559,456          $559,456         $1,569,416
         35            $948,363          $      0*         $559,456         $2,450,636

                   End of Year ACCUMULATED VALUE                      End of Year NET CASH SURRENDER VALUE
                 Assuming Hypothetical Gross Annual                    Assuming Hypothetical Gross Annual
End of                  Investment Return of                                  Investment Return of
Policy    ----------------------------------------------        ----------------------------------------------
 Year         0%                6%                12%               0%                6%                12%
------    ----------        ----------        ----------        ----------        ----------        ----------
  1        $  5,199          $  5,565         $    5,933         $  3,240          $  3,607         $    3,975
  2        $ 10,361          $ 11,421         $   12,527         $  9,657          $ 10,717         $   11,822
  3        $ 16,042          $ 18,171         $   20,479         $ 14,083          $ 16,213         $   18,521
  4        $ 22,830          $ 26,493         $   30,606         $ 20,872          $ 24,535         $   28,648
  5        $ 29,367          $ 35,034         $   41,633         $ 27,409          $ 33,076         $   39,675
  6        $ 35,640          $ 43,788         $   53,644         $ 34,073          $ 42,222         $   52,077
  7        $ 41,650          $ 52,769         $   66,746         $ 40,475          $ 51,594         $   65,571
  8        $ 47,389          $ 61,976         $   81,052         $ 46,606          $ 61,193         $   80,269
  9        $ 52,890          $ 71,456         $   96,732         $ 52,498          $ 71,065         $   96,340
  10       $ 58,264          $ 81,344         $  114,070         $ 58,264          $ 81,344         $  114,070
  15       $ 81,841          $137,391         $  234,937         $ 81,841          $137,391         $  234,937
  20       $ 94,594          $201,236         $  437,662         $ 94,594          $201,236         $  437,662
  25       $ 92,750          $278,240         $  784,753         $ 92,750          $278,240         $  784,753
  30       $ 62,957          $371,413         $1,352,945         $ 62,957          $371,413         $1,352,945
  35       $      0*         $497,321         $2,290,314         $      0*         $497,321         $2,290,314

----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                  Based on Current Cost of Insurance Charges

ISSUE AGE: 40                                              FACE AMOUNT: $171,518
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: B
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                          Total
                        Premiums           End of Year DEATH BENEFIT Assuming
       End of          Paid Plus        Hypothetical Gross Annual Investment Return of
       Policy         Interest at       ----------------------------------------------
        Year              5%                0%                6%                12%
       ------         -----------       ----------        ----------        ----------
         1             $ 10,500          $177,387          $177,761         $  178,135
         2             $ 21,525          $184,780          $185,981         $  187,228
         3             $ 33,101          $193,216          $195,786         $  198,549
         4             $ 45,256          $201,509          $206,006         $  211,017
         5             $ 58,019          $209,691          $216,687         $  224,782
         6             $ 71,420          $217,887          $227,983         $  240,116
         7             $ 85,491          $225,927          $239,738         $  256,986
         8             $100,266          $233,816          $251,976         $  275,555
         9             $115,779          $241,553          $264,714         $  295,991
         10            $132,068          $249,145          $277,978         $  318,489
         15            $226,575          $287,130          $356,781         $  479,187
         20            $347,193          $321,216          $454,330         $  758,613
         25            $501,135          $352,683          $579,462         $1,230,120
         30            $697,608          $376,305          $732,380         $2,018,359
         35            $948,363          $387,306          $915,127         $3,160,250

                   End of Year ACCUMULATED VALUE                      End of Year NET CASH SURRENDER VALUE
                 Assuming Hypothetical Gross Annual                    Assuming Hypothetical Gross Annual
End of                  Investment Return of                                  Investment Return of
Policy    ----------------------------------------------        ----------------------------------------------
 Year         0%                6%                12%               0%                6%                12%
------    ----------        ----------        ----------        ----------        ----------        ----------
  1        $  5,869          $  6,243         $    6,617         $  5,715          $  6,089         $    6,464
  2        $ 13,262          $ 14,463         $   15,710         $ 13,741          $ 14,942         $   16,188
  3        $ 21,698          $ 24,268         $   27,031         $ 21,097          $ 23,668         $   26,430
  4        $ 29,991          $ 34,488         $   39,499         $ 29,391          $ 33,887         $   38,899
  5        $ 38,173          $ 45,169         $   53,264         $ 37,573          $ 44,569         $   52,664
  6        $ 46,369          $ 56,465         $   68,598         $ 45,889          $ 55,984         $   68,117
  7        $ 54,409          $ 68,220         $   85,468         $ 54,048          $ 67,860         $   85,108
  8        $ 62,298          $ 80,458         $  104,037         $ 62,058          $ 80,218         $  103,797
  9        $ 70,035          $ 93,196         $  124,473         $ 69,915          $ 93,076         $  124,353
  10       $ 77,627          $106,460         $  146,971         $ 77,627          $106,460         $  146,971
  15       $115,612          $185,263         $  305,215         $115,612          $185,263         $  305,215
  20       $149,698          $282,812         $  566,129         $149,698          $282,812         $  566,129
  25       $181,165          $407,944         $1,008,295         $181,165          $407,944         $1,008,295
  30       $204,787          $560,862         $1,739,965         $204,787          $560,862         $1,739,965
  35       $215,788          $743,609         $2,953,505         $215,788          $743,609         $2,953,505

----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                  Based on Guaranteed Cost of Insurance Charges

ISSUE AGE: 40                                              FACE AMOUNT: $171,518
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: B
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                          Total
                        Premiums           End of Year DEATH BENEFIT Assuming
       End of          Paid Plus        Hypothetical Gross Annual Investment Return of
       Policy         Interest at       ----------------------------------------------
        Year              5%                0%                6%                12%
       ------         -----------       ----------        ----------        ----------
         1             $ 10,500          $177,364          $177,737         $  178,111
         2             $ 21,525          $184,639          $185,834         $  187,075
         3             $ 33,101          $192,919          $195,470         $  198,213
         4             $ 45,256          $201,013          $205,466         $  210,430
         5             $ 58,019          $208,952          $215,864         $  223,867
         6             $ 71,420          $216,869          $226,825         $  238,799
         7             $ 85,491          $224,597          $238,191         $  255,186
         8             $100,266          $232,132          $249,976         $  273,172
         9             $115,779          $239,474          $262,192         $  292,917
         10            $132,068          $246,619          $274,852         $  314,590
         15            $226,575          $281,473          $349,061         $  465,909
         20            $347,193          $310,655          $438,624         $  725,525
         25            $501,135          $334,389          $549,932         $1,165,747
         30            $697,608          $347,552          $681,637         $1,894,734
         35            $948,363          $344,883          $833,112         $2,944,337

                   End of Year ACCUMULATED VALUE                      End of Year NET CASH SURRENDER VALUE
                 Assuming Hypothetical Gross Annual                    Assuming Hypothetical Gross Annual
End of                  Investment Return of                                  Investment Return of
Policy    ----------------------------------------------        ----------------------------------------------
 Year         0%                6%                12%               0%                6%                12%
------    ----------        ----------        ----------        ----------        ----------        ----------
  1        $  5,846          $  6,219         $    6,593         $  5,693          $  6,066         $    6,440
  2        $ 13,121          $ 14,316         $   15,557         $ 13,600          $ 14,795         $   16,036
  3        $ 21,401          $ 23,952         $   26,695         $ 20,801          $ 23,352         $   26,094
  4        $ 29,495          $ 33,948         $   38,912         $ 28,895          $ 33,347         $   38,312
  5        $ 37,434          $ 44,346         $   52,349         $ 36,833          $ 43,746         $   51,749
  6        $ 45,351          $ 55,307         $   67,281         $ 44,871          $ 54,827         $   66,800
  7        $ 53,079          $ 66,673         $   83,668         $ 52,719          $ 66,313         $   83,308
  8        $ 60,614          $ 78,458         $  101,654         $ 60,374          $ 78,217         $  101,414
  9        $ 67,956          $ 90,674         $  121,399         $ 67,836          $ 90,554         $  121,279
  10       $ 75,101          $103,334         $  143,072         $ 75,101          $103,334         $  143,072
  15       $109,955          $177,543         $  294,391         $109,955          $177,543         $  294,391
  20       $139,137          $267,106         $  541,436         $139,137          $267,106         $  541,436
  25       $162,871          $378,414         $  955,530         $162,871          $378,414         $  955,530
  30       $176,034          $510,119         $1,633,392         $176,034          $510,119         $1,633,392
  35       $173,365          $661,594         $2,751,717         $173,365          $661,594         $2,751,717

----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATED, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                  Based on Current Cost of Insurance Charges

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER
CASH VALUE ACCUMULATION TEST                             ANNUAL PREMIUM: $10,000

                          Total
                        Premiums           End of Year DEATH BENEFIT Assuming
       End of          Paid Plus        Hypothetical Gross Annual Investment Return of
       Policy         Interest at       ----------------------------------------------
        Year              5%                0%                6%                12%
       ------         -----------       ----------        ----------        ----------
         1             $ 10,500          $559,456          $559,456         $  559,456
         2             $ 21,525          $559,456          $559,456         $  559,456
         3             $ 33,101          $559,456          $559,456         $  559,456
         4             $ 45,256          $559,456          $559,456         $  559,456
         5             $ 58,019          $559,456          $559,456         $  559,456
         6             $ 71,420          $559,456          $559,456         $  559,456
         7             $ 85,491          $559,456          $559,456         $  559,456
         8             $100,266          $559,456          $559,456         $  559,456
         9             $115,779          $559,456          $559,456         $  559,456
         10            $132,068          $559,456          $559,456         $  559,456
         15            $226,575          $559,456          $559,456         $  578,901
         20            $347,193          $559,456          $559,456         $  937,574
         25            $501,135          $559,456          $595,792         $1,452,653
         30            $697,608          $559,456          $730,565         $2,180,416
         35            $948,363          $559,456          $867,516         $3,208,254

                   End of Year ACCUMULATED VALUE                      End of Year NET CASH SURRENDER VALUE
                 Assuming Hypothetical Gross Annual                    Assuming Hypothetical Gross Annual
End of                  Investment Return of                                  Investment Return of
Policy    ----------------------------------------------        ----------------------------------------------
 Year         0%                6%                12%               0%                6%                12%
------    ----------        ----------        ----------        ----------        ----------        ----------
  1        $  5,271          $  5,641         $    6,011         $  3,313          $  3,683         $    4,053
  2        $ 10,742          $ 11,818         $   12,940         $ 10,037          $ 11,113         $   12,235
  3        $ 16,848          $ 19,030         $   21,392         $ 14,890          $ 17,072         $   19,433
  4        $ 24,196          $ 27,978         $   32,217         $ 22,238          $ 26,020         $   30,258
  5        $ 31,428          $ 37,317         $   44,160         $ 29,470          $ 35,359         $   42,202
  6        $ 38,498          $ 47,018         $   57,292         $ 36,931          $ 45,452         $   55,725
  7        $ 45,401          $ 57,093         $   71,733         $ 44,226          $ 55,918         $   70,558
  8        $ 52,155          $ 67,573         $   87,639         $ 51,371          $ 66,790         $   86,856
  9        $ 58,783          $ 78,505         $  105,194         $ 58,392          $ 78,113         $  104,802
  10       $ 65,432          $ 90,061         $  124,734         $ 65,432          $ 90,061         $  124,734
  15       $ 97,852          $158,380         $  262,912         $ 97,852          $158,380         $  262,912
  20       $124,387          $242,139         $  487,560         $124,387          $242,139         $  487,560
  25       $145,071          $350,976         $  855,746         $145,071          $350,976         $  855,746
  30       $150,108          $480,937         $1,435,386         $150,108          $480,937         $1,435,386
  35       $125,961          $629,502         $2,328,030         $125,961          $629,502         $2,328,030

----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATED, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                 Based on Guaranteed Cost of Insurance Charges

ISSUE AGE: 40                                              FACE AMOUNT: $559,456
CLASS: MALE NONSMOKER
CASH VALUE ACCUMULATION TEST                             ANNUAL PREMIUM: $10,000

                          Total
                        Premiums           End of Year DEATH BENEFIT Assuming
       End of          Paid Plus        Hypothetical Gross Annual Investment Return of
       Policy         Interest at       ----------------------------------------------
        Year              5%                0%                6%                12%
       ------         -----------       ----------        ----------        ----------
         1             $ 10,500          $559,456          $559,456         $  559,456
         2             $ 21,525          $559,456          $559,456         $  559,456
         3             $ 33,101          $559,456          $559,456         $  559,456
         4             $ 45,256          $559,456          $559,456         $  559,456
         5             $ 58,019          $559,456          $559,456         $  559,456
         6             $ 71,420          $559,456          $559,456         $  559,456
         7             $ 85,491          $559,456          $559,456         $  559,456
         8             $100,266          $559,456          $559,456         $  559,456
         9             $115,779          $559,456          $559,456         $  559,456
         10            $132,068          $559,456          $559,456         $  559,456
         15            $226,575          $559,456          $559,456         $  559,456
         20            $347,193          $559,456          $559,456         $  825,227
         25            $501,135          $559,456          $559,456         $1,245,491
         30            $697,608          $559,456          $564,167         $1,813,364
         35            $948,363          $      0*         $661,882         $2,585,732

                   End of Year ACCUMULATED VALUE                      End of Year NET CASH SURRENDER VALUE
                 Assuming Hypothetical Gross Annual                    Assuming Hypothetical Gross Annual
End of                  Investment Return of                                  Investment Return of
Policy    ----------------------------------------------        ----------------------------------------------
 Year         0%                6%                12%               0%                6%                12%
------    ----------        ----------        ----------        ----------        ----------        ----------
  1        $  5,199          $  5,565         $    5,933         $  3,240          $  3,607         $    3,975
  2        $ 10,361          $ 11,421         $   12,527         $  9,657          $ 10,717         $   11,822
  3        $ 16,042          $ 18,171         $   20,479         $ 14,083          $ 16,213         $   18,521
  4        $ 22,830          $ 26,493         $   30,606         $ 20,872          $ 24,535         $   28,648
  5        $ 29,367          $ 35,034         $   41,633         $ 27,409          $ 33,076         $   39,675
  6        $ 35,640          $ 43,788         $   53,644         $ 34,073          $ 42,222         $   52,077
  7        $ 41,650          $ 52,769         $   66,746         $ 40,475          $ 51,594         $   65,571
  8        $ 47,389          $ 61,976         $   81,052         $ 46,606          $ 61,193         $   80,269
  9        $ 52,890          $ 71,456         $   96,732         $ 52,498          $ 71,065         $   96,340
  10       $ 58,264          $ 81,344         $  114,070         $ 58,264          $ 81,344         $  114,070
  15       $ 81,841          $137,391         $  234,937         $ 81,841          $137,391         $  234,937
  20       $ 94,594          $201,236         $  429,137         $ 94,594          $201,236         $  429,137
  25       $ 92,750          $278,240         $  733,709         $ 92,750          $278,240         $  733,709
  30       $ 62,957          $371,395         $1,193,752         $ 62,957          $371,395         $1,193,752
  35       $      0*         $480,287         $1,876,305         $      0*         $480,287         $1,876,305

----------
All premium payments are illustrated as if made at the beginning of the policy year.
This illustration assumes no policy loans have been made.
* Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                       [LOGO OF PACIFIC SELECT CHOICE]


               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company          Pacific Equities Network
        700 Newport Center Drive                   Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000
                                            Newport Beach, California 92660

                                 Sponsored by:

                           [LOGO OF PACIFIC MUTUAL]

                    PACIFIC MUTUAL LIFE INSURANCE COMPANY
                           700 NEWPORT CENTER DRIVE
                           NEWPORT BEACH, CA 92660

                                Distributed by:


                      [LOGO OF PACIFIC EQUITIES NETWORK]

                        700 NEWPORT CENTER DRIVE, NB-5
                           NEWPORT BEACH, CA 92660
                                1-800-800-7681

FORM NO. 15-19044-03